                                                                     EXHIBIT 1.1

                        2,800,000 SHARES OF COMMON STOCK

                                ($.01 PAR VALUE)

                                 CARESIDE, INC.

                                    FORM OF

                             UNDERWRITING AGREEMENT
                             ----------------------



                                                              New York, New York
                                                                 March ___, 1999

FAHNESTOCK & CO. INC.
WEDBUSH MORGAN SECURITIES, INC.
SOUTHEAST RESEARCH PARTNERS, INC.
As Representatives of the Several
Underwriters listed on Schedule A hereto
c/o Fahnestock & Co. Inc.
125 Broad Street
New York, New York  10004

Ladies and Gentlemen:

     Careside, Inc., a Delaware corporation (the "Company"), confirms its agreement with Fahnestock & Co. Inc. ("Fahnestock"), Wedbush Morgan Securities, Inc. ("Wedbush"), Southeast Research Partners, Inc. ("Southeast") and each of the underwriters named in Schedule A hereto (collectively, the "Underwriters,"
                          ----------
which term shall also include any underwriter substituted as hereinafter provided in Section 11), for whom Fahnestock, Wedbush and Southeast are acting
            -------
as representatives (the "Representatives"), with respect to the sale by the Company and the purchase by the Underwriters, acting severally and not jointly, of the respective numbers of shares of the Company's common stock, $.01 par value per share ("Common Stock"), set forth in Schedule A hereto. Such shares
                                               ----------
of Common Stock are hereinafter referred to as the "Firm Shares."

     Upon your request, as provided in Section 2(b) of this Agreement, the
                                       -------
Company shall also sell to the Underwriters, acting severally and not jointly, up to an additional 420,000 shares of Common Stock for the purpose of covering over-allotments, if any (the "Option Shares"). The Firm Shares and the Option Shares are sometimes hereinafter referred to as the "Shares." The Company also proposes to issue and sell to the Representatives and/or their designees warrants (the "Representatives' Warrants") pursuant to a certain Warrant Agreement, dated as of [_____], 1999, among the Company and each of the Representatives (the "Representatives' Warrant Agreement"), for the purchase of an additional 280,000 shares of Common Stock in the aggregate. The shares of Common Stock issuable upon exercise of the Representatives'

Warrants are hereinafter referred to as the "Representatives' Shares." The Firm Shares, the Option Shares, the Representatives' Warrants and the
Representatives' Shares (collectively, hereinafter referred to as the "Securities") are more fully described in the Registration Statement and the Prospectus referred to below.

     SmithKline Beecham Clinical Laboratories, Inc. ("SBCL"), a Delaware corporation and subsidiary of SmithKline Beecham Corporation, a Pennsylvania corporation, started the Company's predecessor business (the "Predecessor" Business"), to develop the technology that the Company currently uses. The Company acquired the Predecessor Business in November 1996. The Company was incorporated in the State of Delaware on July 10, 1996 under the name Exigent Diagnostics, Inc. On May 21, 1998, the Company changed its name to Careside, Inc.

     1.   Representations and Warranties of the Company.  The Company represents
          ---------------------------------------------
and warrants to, and agrees with, each of the Underwriters, as of the date hereof, as of the Closing Date (hereinafter defined) and as of the Option Closing Date (hereinafter defined), if any, as follows:

          (a) The Company has prepared and filed with the Securities and Exchange Commission (the "Commission") a registration statement, and an amendment or amendments thereto, on Form S-1 (File No. 333-69207), including any related preliminary prospectus ("Preliminary Prospectus"), for the registration of the Firm Shares and the Option Shares under the Securities Act of 1933, as amended (the "Act"), which registration statement and amendment or amendments have been prepared by the Company in conformity, in all material respects, with the requirements of the Act, and the rules and regulations of the Commission under the Act (the "Regulations"). The Company will promptly file a further amendment to said registration statement in the form heretofore delivered to the Underwriters, and will not file any other amendment thereto to which the Underwriters shall have reasonably objected in writing after having been furnished with a copy thereof. Except as the context may otherwise require, such registration statement, as amended, on file with the Commission at the time the registration statement becomes effective (including the prospectus, financial statements, schedules, exhibits and all other documents filed as a part thereof or incorporated therein (including, but not limited to those documents or information incorporated by reference therein) and all information deemed to be a part thereof as of such time pursuant to paragraph (b) of Rule 430(A) of the Regulations), is hereinafter called the "Registration Statement," and the form of prospectus in the form first filed with the Commission pursuant to Rule 424(b) of the Regulations, is hereinafter called the "Prospectus". For purposes hereof, "Rules and Regulations" mean the rules and regulations adopted by the Commission under either the Act or the Securities Exchange Act of 1934, as amended (the "Exchange Act"), as applicable.

          (b) Neither the Commission nor any state regulatory authority has issued any order preventing or suspending the use of any Preliminary Prospectus, the Registration Statement or the Prospectus or any part of any of the foregoing and no proceedings for a stop order suspending the effectiveness of the Registration Statement or any of the Company's securities have been instituted, are pending or, to the Company's knowledge, are threatened. Each of the Preliminary Prospectus, Registration Statement and Prospectus, at the time of filing thereof, conformed, in all material respects, with the requirements of the Act and the Rules and Regulations, and none of the Preliminary Prospectus, Registration Statement or Prospectus, at the time of filing thereof, contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein and necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; provided, however,
                                                          --------  -------
that this representation and warranty does not apply to statements made or statements omitted in reliance upon and in conformity with written information furnished to the Company with respect to the Underwriters by or on behalf of the Underwriters, expressly for use in such Preliminary Prospectus, Registration Statement or Prospectus, or any amendment thereof or supplement thereto.

          (c) When the Registration Statement becomes effective and at all times subsequent thereto up to the Closing Date and each Option Closing Date, if any, and during such longer period as the Prospectus is required under the Act or the Regulations to be delivered in connection with sales by the Underwriters or a dealer, the Registration Statement and the Prospectus will contain all statements which are required to be stated therein in accordance with the Act and the Rules and Regulations, and will conform, in all material respects, to the requirements of the Act and the Rules and Regulations. Neither the Registration Statement nor the Prospectus, nor any amendment or supplement thereto, at the time of the effectiveness of the Registration Statement or any amendment thereto and at the time of delivery of the Prospectus or any amendment or supplement thereto, will contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein (in the case of the Prospectus, in light of the circumstances under which they were made) not misleading. Notwithstanding the above, the representation and warranty contained in this subsection (c) of
Section 1 does not apply to statements made or statements omitted in reliance
-------
upon and in conformity with information furnished to the Company in writing by or on behalf of any Underwriter expressly for use in the Preliminary Prospectus, Registration Statement or Prospectus, or any amendment thereof or supplement thereto.

          (d) The Company has been duly organized and is validly existing as a corporation in good standing under the laws of the jurisdiction of its incorporation. The Company does not own an interest in any corporation, partnership, trust, joint venture or other business entity. The Company is duly qualified and licensed, and is in good standing as a foreign corporation, in each jurisdiction in which its ownership or leasing of any properties or the character of its operations requires such qualification or licensing, except where the failure to be so qualified or licensed would not have a material adverse effect upon the business, results of operations, financial condition or, insofar as can reasonably be foreseen, prospects of the Company (a "Company Material Adverse Effect"). The Company has all requisite corporate power and authority, and has obtained any and all necessary authorizations, approvals, orders, licenses, certificates, franchises and permits ("Governmental Authorizations") of and from all governmental or regulatory officials and bodies (including, without limitation, those having jurisdiction over environmental or similar matters), to own or lease its properties and conduct its business as described in the Prospectus, except where the failure to obtain or maintain a Governmental Authorization would not have a Company Material Adverse Effect.
The Company is and has been doing business in compliance with all such authorizations, approvals, orders, licenses, certificates, franchises, permits and all federal, state and local laws, rules and regulations, and has not received any notice of proceedings relating to the revocation or modification of any such Governmental Authorization which, singly or in the aggregate, if the subject of an unfavorable decision, ruling or finding, would have a Company Material Adverse Effect. The disclosures in the Registration Statement concerning the effects of federal, state and local laws, rules and regulations on the Company's business as currently conducted and as contemplated to be conducted as set forth in the Registration Statement are correct in all material respects and do not omit to state a material fact necessary to make the statements contained therein not misleading in light of the circumstances in which they were made.

          (e) The Company has a duly authorized, issued and outstanding capitalization as set forth in the Prospectus, under "Capitalization" and "Description of Capital Stock" and will, upon the closing of the purchase of the Firm Shares in accordance with the terms of this Agreement, have the adjusted capitalization set forth therein on the Closing Date based upon the assumptions set forth therein. The Company is not a party to or bound by any instrument, agreement or other arrangement providing for it to issue any capital stock, rights, warrants, options or other securities, except for this Agreement, the Representatives' Warrant Agreement and as otherwise described in the Prospectus. The Securities and all other securities issued or issuable by the Company as described in the Prospectus conform or, when issued and paid for in accordance with the terms of this Agreement or the Representatives' Warrant Agreement or as described in the Prospectus, as applicable, will conform, in all material respects, to all statements with respect thereto contained in the Registration Statement and the Prospectus. All issued and outstanding securities of the Company have been duly authorized and validly issued and are fully paid and non-assessable, and the holders thereof have no rights of rescission with respect thereto, and, subject to the requirements of applicable law, are not subject to personal liability by reason of being such holders; and none of such securities were issued in violation of the preemptive rights of any holders of any security of the Company or similar contractual rights granted by the Company. The Securities (i) are not and will not be subject to any preemptive or other similar rights of any stockholder, (ii) have been duly authorized and (iii) when issued, paid for and delivered in accordance with the terms hereof, will be validly issued, fully paid and non-assessable and will conform to the description thereof contained in the Prospectus. The holders of the Securities will not be subject to any personal liability solely by reason of being such holders, subject to the requirements of applicable law. All corporate action required to be taken for the authorization, issue and sale of the Securities has been duly and validly taken; and the certificates representing the Securities will be in due and proper form according to the corporate law of the jurisdiction of the Company's incorporation. Upon the issuance and delivery, pursuant to the terms hereof, of the Securities to be sold by the Company hereunder, the Underwriters or the Representatives, as the case may be, will acquire good and marketable title to such Securities, free and clear of any lien, charge, claim, encumbrance, pledge, security interest, defect or other restriction or equity of any kind whatsoever (a "Lien"), other than Liens imposed as a result of actions or omissions by the Underwriters, the Representatives or those persons or entities purchasing any such Securities from the Underwriters or the Representatives.

          (f) The consolidated financial statements, including the related notes and schedules thereto, included in the Registration Statement, each Preliminary Prospectus and the

Prospectus, fairly present, in all material respects, the financial position, income, changes in cash flow, changes in stockholders' equity, and results of operations of the Company at the respective dates and for the respective periods to which they apply. Such financial statements have been prepared in conformity with generally accepted accounting principles and the Rules and Regulations, consistently applied throughout the periods involved. There has been no Company Material Adverse Effect or development involving a prospective Company Material Adverse Effect, whether or not arising in the ordinary course of business, since the date of the financial statements included in the Registration Statement and the Prospectus. The outstanding debt, the property, both tangible and intangible, and the business of the Company conform, in all material respects, to the descriptions thereof contained in the Registration Statement and the Prospectus. Financial information set forth in the Prospectus under the headings "Summary Financial Data," "Selected Financial Data," "Capitalization" and "Management's Discussion and Analysis of Financial Condition and Results of Operations," fairly present, in all material respects, on the basis stated in the Prospectus, the information set forth therein, and have been derived from, or compiled on, a basis consistent with that of the audited financial statements included in the Prospectus.

          (g) The Company (i) has paid all federal, state, local, and foreign taxes for which it is liable and for which payment is due, including, but not limited to, withholding taxes and amounts payable under Chapters 21 through 24 of the Internal Revenue Code of 1986, as amended (the "Code"), and, to its knowledge, based on consultation with its tax advisors, has furnished all information and returns it is required to furnish pursuant to the Code, (ii) has established adequate reserves for such taxes which are not due and payable, and
(iii) does not have any tax deficiency or claims outstanding, proposed or assessed against it. All tax liabilities have been adequately provided for in the financial statements of the Company.

          (h) No transfer tax, stamp duty or other similar tax is payable by or on behalf of the Underwriters in connection with (i) the issuance by the Company of the Securities, (ii) the purchase by the Underwriters of the Securities to be sold by the Company hereunder, (iii) the purchase by the Representatives of the Representatives' Warrants from the Company, or (iv) resales of the Securities in connection with the distribution by the Underwriters contemplated hereby.

          (i) The Company maintains insurance policies, including, but not limited to, general liability, product liability and property insurance, and surety bonds which insure the Company and its employees against such losses and risks generally insured against by comparable businesses. The Company (i) has given notice or presented insurance claims with respect to all matters covered by such insurance policies or surety bonds, including, but not limited to, claims involving the Company's business, property or employees, in a due and timely manner, (ii) has no disputes or claims against any underwriter of such insurance policies or surety bonds, (iii) has paid all premiums due and payable with respect to such insurance policies and surety bonds and (iv) has complied, in all material respects, with all conditions contained in such insurance policies and surety bonds so as to avail itself of coverage in the event of any claim.

          (j) There is no action, suit, proceeding, inquiry, arbitration, litigation, governmental proceeding (including, without limitation, those having jurisdiction over environmental or similar matters) or, to the knowledge of the Company, investigation, domestic or foreign, pending or, to the knowledge of the Company, threatened against the Company or expressly involving the properties or business of the Company which (i) questions the validity of the capital stock of the Company, this Agreement, the Representatives' Warrant Agreement or any action taken or to be taken by the Company pursuant to or in connection with this Agreement or the Representatives' Warrant Agreement, (ii) is required to be disclosed in the Registration Statement which is not so disclosed or (iii) except for matters disclosed in the Prospectus, could reasonably be expected to have a Company Material Adverse Effect.

          (k) The Company has full legal right, corporate power and authority to authorize, issue, deliver and sell the Securities, enter into this Agreement and the Representatives' Warrant Agreement and to consummate the transactions provided for in such agreements; and this Agreement and the Representatives' Warrant Agreement have each been duly and properly authorized, executed and delivered by the Company. Each of this Agreement and the Representatives' Warrant Agreement constitutes a legal, valid and binding agreement of the Company enforceable against the Company in accordance with its terms, except (i) as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance or similar laws affecting creditors' rights generally, (ii) as enforceability of any indemnification or contribution provisions may be limited under applicable laws or the public policies underlying such laws and (iii) that the remedies of specific performance and injunctive and other forms of equitable relief may be subject to equitable defenses and to the discretion of the court before which any proceedings may be brought. None of the Company's issuance and sale of the Securities, execution or delivery of this Agreement or the Representatives' Warrant Agreement, performance hereunder and thereunder, or consummation of the transactions contemplated herein and therein, (A) conflicts with or will conflict with, (B) results in or will result in any breach or violation of any of the terms or provisions of, (C) constitutes or will constitute a default under, or (D) result in the creation or imposition of any Lien upon any property or assets (tangible or intangible) of the Company pursuant to the terms of, any of the following: (i) the Certificate of Incorporation or By-laws of the Company, (ii) any material license, contract, indenture, mortgage, deed of trust, voting trust agreement, stockholders agreement, note, indebtedness, loan, credit agreement or any other agreement or instrument to which the Company is a party or by which it is bound or to which any of its properties or assets (tangible or intangible) is expressly subject, or (iii) any statute, rule or regulation, applicable to the Company, or any judgment, decree or order which by its terms is expressly applicable to the Company, of any arbitrator, court, regulatory body or administrative agency or other governmental agency or body (including, without limitation, those having jurisdiction over environmental or similar matters), domestic or foreign, having jurisdiction over the Company or any of its activities or properties.

          (l) Except as described in the Prospectus, no consent, approval, authorization or order of, and no filing with, any court, regulatory body, government agency or other body, domestic or foreign, is required for the issuance of the Shares pursuant to the Prospectus and the Registration Statement, the issuance of the Representatives' Warrants, the performance of this

Agreement and the Representatives' Warrant Agreement and the transactions contemplated hereby and thereby, including without limitation, any waiver of any preemptive, first refusal or other rights that any entity or person may have with respect to the issuance and/or sale of any of the Securities, except such as have been or may be obtained under the Act or may be required under state securities or Blue Sky laws in connection with the Underwriters' purchase and distribution of the Shares, and the Representatives' Warrants to be sold by the Company hereunder and under the Representatives' Warrant Agreement.

          (m) All executed agreements, contracts or other documents or copies of executed agreements, contracts or other documents filed as exhibits to the Registration Statement to which the Company is a party or by which it may be bound or to which any of its assets, properties or business may be subject have been duly and validly authorized, executed and delivered by the Company, and constitute the legal, valid and binding agreements of the Company, enforceable against the Company in accordance with their respective terms (except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other laws of general application relating to or affecting enforcement of creditors' rights and the application of equitable principles in any action, legal or equitable, and except as rights to indemnity or contribution may be limited by applicable law). The descriptions in the Registration Statement of agreements, contracts and other documents are accurate in all material respects and fairly present, in all material respects, the information required to be shown with respect thereto on Form S-1. There are no contracts or other documents which are required by the Act to be described in the Registration Statement or filed as exhibits to the Registration Statement which are not described or filed as required, and the exhibits which have been filed are, in all material respects, complete and correct copies of the documents of which they purport to be copies.

          (n) Subsequent to the respective dates as of which information is set forth in the Registration Statement and Prospectus, and except as may otherwise be indicated or contemplated herein or therein, the Company has not (i) issued any securities or incurred any liability or obligation, direct or contingent, for borrowed money, (ii) entered into any transaction other than in the ordinary course of business, (iii) considered entering into a material transaction that is probable of occurring, or (iv) declared or paid any dividend or made any other distribution on or in respect of its capital stock of any class; and there has not been any change in the Company's capital stock, material increase in its debt (long or short term) or liabilities or material adverse change in or affecting its general affairs, management, financial operations, stockholders' equity or results of operations. The Company has no material contingent obligations that are not disclosed in the Company's financial statements included in the Registration Statement.

          (o) No default by the Company exists in the due performance and observance of any term, covenant or condition of any license, contract, indenture, mortgage, installment sale agreement, lease, deed of trust, voting trust agreement, stockholders' agreement, partnership agreement, note, loan, credit agreement, purchase order, or any other agreement or instrument evidencing an obligation for borrowed money, or any other agreement or instrument to which the Company is a party or by which the Company may be bound or to which the property or assets

(tangible or intangible) of the Company are subject or affected, except where such default would not have a Company Material Adverse Effect.

          (p) The Company is in compliance, in all material respects, with all federal, state, local, and foreign laws and regulations respecting employment and employment practices, terms and conditions of employment, and wages and hours. To the knowledge of the Company, there are no pending investigations involving the Company by the United States Department of Labor, or any other governmental agency responsible for the enforcement of any of such federal, state, local, or foreign laws and regulations. There is no unfair labor practice charge or complaint against the Company pending before the National Labor Relations Board or any strike, picketing, boycott, dispute, organized slowdown or stoppage pending or, to the knowledge of the Company, threatened against or involving the Company. No question exists with respect to the employees of the Company being represented by a labor union, and no collective bargaining agreement or modification thereof is currently being negotiated by the Company. No grievance or arbitration proceeding is pending under any expired or existing collective bargaining agreements of the Company. No labor dispute with the employees of the Company exists or, to the knowledge of the Company, is imminent.

          (q) Except as described in the Prospectus, the Company does not maintain, sponsor or contribute to any program or arrangement that is an "employee pension benefit plan," an "employee welfare benefit plan" or a "multiemployer plan" (collectively, "ERISA Plan") as such terms are defined in Sections 3(2), 3(1) and 3(37), respectively, of the Employee Retirement Income
--------
Security Act of 1974, as amended ("ERISA"). To the Company's knowledge, the Company does not maintain or contribute, now or at any time previously, to a defined benefit plan, as defined in Section 3(35) of ERISA. To the Company's
                                    -------
knowledge, no ERISA Plan (or any trust created thereunder), has engaged in a "prohibited transaction" within the meaning of Section 406 of ERISA or Section
                                               -------                 -------
4975 of the Code, which could subject the Company to any tax penalty on prohibited transactions and which has not adequately been corrected. To the Company's knowledge, each ERISA Plan is in compliance, in all material respects, with all reporting, disclosure and other requirements of the Code and ERISA as they relate to any such ERISA Plan. The Company has never completely or partially withdrawn from a "multiemployer plan."

          (r) Neither the Company nor any of its employees, directors, stockholders, partners, or affiliates (within the meaning of the Regulations) of any of the foregoing has taken or will take, directly or indirectly, any action designed to or which has constituted or which might be expected to cause or result in, under the Exchange Act, or otherwise, stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Securities or otherwise. The Company acknowledges that the Underwriters may engage in passive market making transactions in the Shares on the Nasdaq National Market ("Nasdaq") in accordance with the Rules and Regulations.

          (s) Except as otherwise disclosed in the Prospectus, none of the patents, patent applications, trademarks, service marks, service names, trade names and copyrights, and none of the licenses and rights to the foregoing presently owned or held by the Company is in dispute or is in any conflict with the right of any other person or entity. Except as set forth in the Prospectus, the Company (i) owns or has the right to use, free and clear of all Liens, all patents, patent applications, trademarks, service marks, service names, trade names, copyrights, technology, licenses and rights with respect to the foregoing, used in the conduct of its business as now conducted or proposed to be conducted without infringing upon or otherwise acting adversely to the right or claimed right of any person, corporation or other entity under or with respect to any of the foregoing and (ii) is not obligated or under any liability whatsoever to make any payment by way of royalties, fees or otherwise to any owner or licensee of, or other claimant to, any patent, patent application, trademark, service mark, service name, trade name, copyright, know-how, technology or other intangible asset, with respect to the use thereof or in connection with the conduct of its business or otherwise.

          (t) There is no action, suit, proceeding, inquiry, arbitration, litigation, governmental or other proceeding or, to the knowledge of the Company, investigation, domestic or foreign, pending or, to the knowledge of the Company, threatened (or circumstances that may give rise to the same) against the Company which challenges the exclusive rights of the Company with respect to any trademarks, trade names, service marks, service names, copyrights, patents, patent applications, licenses or rights to the foregoing used in the conduct of its business, or which challenge the right of the Company to use any technology presently used or contemplated to be used in the conduct of its business.

          (u) Subject to the various license and other agreements described in the Prospectus, the Company owns and has the right to use all material trade secrets, know-how (including all other unpatented and/or unpatentable proprietary or confidential information, systems or procedures), inventions, technology, designs, processes, works of authorship, computer programs and technical data and information (collectively herein, "intellectual property") that are material to the development, manufacture, operation and sale of all products and services sold or proposed to be sold by the Company, free and clear of, and without violating, any right, Lien, or claim of others, including, without limitation, former employers of its employees; provided, however, that
                                                       --------  -------
the possibility exists that other persons or entities, completely independently of the Company, or their employees or agents, could have developed trade secrets or items of technical information similar or identical to those of the Company. The Company is not aware of any such development of similar or identical trade secrets or technical information by others.

          (v) The Company has good and marketable title to, or valid and enforceable leasehold estates in, all material items of real and personal property stated in the Prospectus to be owned or leased by it, free and clear of all Liens, other than those referred to in the Prospectus, lessor's interests, Liens for taxes not yet due and payable, and other Liens which would not have a Company Material Adverse Effect.

          (w) Arthur Andersen LLP ("Andersen"), whose report is filed with the Commission as a part of the Registration Statement, is an independent public accountant as required by the Act and the Rules and Regulations.

          (x) The Company has caused to be executed and delivered to Fahnestock, agreements in substantially the form of Exhibit A attached hereto
                                                    ---------
(the "Lock-up Agreements"), covering not less than __ percent ( __%) of the outstanding Common Stock of the Company (treating all outstanding options and warrants to purchase shares of Common Stock as fully exercised and the shares of Common Stock issuable thereunder as outstanding for purposes of such calculation). The Company is not aware of any facts which would give the Company reason to believe that any Lock-up Agreement has not been duly executed and is not a legally binding and enforceable agreement (except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other laws of general application relating to or affecting enforcement of creditors' rights and the application of equitable principles in any action, legal or equitable).

          (y) Except as described in the Prospectus under "Underwriting" and except for the rights of Spencer Trask Securities Incorporated, which have been expressly waived, there are no claims, payments, issuances, arrangements or understandings, whether oral or written, to which the Company is a party, for services in the nature of a finder's or origination fee with respect to the sale of the Securities hereunder or any other arrangements, agreements, understandings, payments or issuances with respect to the Company or, to the knowledge of the Company, any of its officers, directors, stockholders, partners, employees or affiliates that may affect the Underwriters' compensation, as determined by the National Association of Securities Dealers, Inc. ("NASD").

          (z)  The Common Stock has been approved for quotation on Nasdaq.

          (aa) Neither the Company nor any of its officers, employees, agents, or any other person acting on behalf of the Company, has, directly or indirectly, given or agreed to give any money, gift or similar benefit (other than legal price concessions to customers in the ordinary course of business) to any customer, supplier, employee or agent of a customer or supplier, or official or employee of any governmental agency (domestic or foreign) or instrumentality of any government (domestic or foreign) or any political party or candidate for office (domestic or foreign) or other person who was, is or may be in a position to help or hinder the business of the Company (or assist the Company in connection with any actual or proposed transaction) which (i) would subject the Company, or any other such person, to any damage or penalty in any civil, criminal or governmental litigation or proceeding (domestic or foreign), (ii) if not given in the past, might have had a materially adverse effect on the assets, business or operations of the Company, or (iii) if not continued in the future, could reasonably be expected to result in a Company Material Adverse Effect.
The Company's internal accounting controls are sufficient to cause the Company to comply with the Foreign Corrupt Practices Act of 1977, as amended.

          (bb) Except as set forth in the Prospectus, to the best of the Company's knowledge, no officer, director or stockholder of the Company, or any "affiliate" or "associate" (as these terms are defined in Rule 405 promulgated under the Regulations) of any of the foregoing persons or entities has or has had, either directly or indirectly, (i) an interest in any person or entity which (A) furnishes or sells services or products which are furnished or sold or are proposed to be furnished or sold by the Company, or (B) purchases from or sells or furnishes to the Company any goods or services, or (ii) a beneficial interest in any contract or agreement to which the Company is a party or by which it may be bound or affected which is material to the Company or is otherwise required by the Regulations to be disclosed in the Prospectus. Except as set forth in the Prospectus, there have been, and are, no existing agreements, arrangements, understandings or transactions, or proposed agreements, arrangements, understandings or transactions, between or among the Company, on the one hand, and any officer, director, or Principal Stockholder (as such term is defined in the Prospectus) of the Company, or any partner, affiliate or associate of any of the foregoing persons or entities, on the other hand, which the Company is a party or by which it may be bound or affected which are material to the Company or are otherwise required by the Regulations to be disclosed in the Prospectus.

          (cc) Any certificate signed by any officer of the Company, and delivered to the Underwriters or to Underwriters' Counsel (as defined herein), shall be deemed a representation and warranty by the Company to the Underwriters as to the matters covered thereby.

          (dd) The minute book of the Company has been made available to the Underwriters and, in all material respects, (i) contains a complete summary of all meetings and actions of the directors, stockholders, audit committee, compensation committee and any other committee of the Board of Directors of the Company, since the time of its incorporation, and (ii) reflects all transactions referred to in such minutes accurately.

          (ee) No holders of any securities of the Company or of any options, warrants or other convertible or exchangeable securities of the Company have the right to include any securities issued by the Company in the Registration Statement or any registration statement to be filed by the Company or to require the Company to file a registration statement under the Act, other than those holders who have effectively waived such rights. Except as described in the Prospectus, no holder of any securities of the Company or any other person has the right, contractual or otherwise, which has not been satisfied or effectively waived, to cause the Company to sell or otherwise issue to them, or permit them to underwrite the sale of, any of the Securities.

          (ff) The Company has, as of the date that the Commission has entered an order declaring the Registration Statement effective under the Act (the "Effective Date"), (i) entered into an employment agreement with each of W. Vickery Stoughton, Thomas H. Grove and James R. Koch, substantially in the forms filed as Exhibit 10.8, 10.9 and 10.10, respectively, to the Registration Statement and (ii) purchased individual term key-man life insurance policies on the lives of Mr. Stoughton and Dr. Grove in the amounts of $3,000,000 and $2,000,000 respectively, which policies name the Company as the sole beneficiary.

          (gg) On the Effective Date, the Company amended its Certificate of Incorporation to effect a plan of recapitalization by consummating a 1-for-5.2 reverse stock split with respect to the Common Stock (the "Recapitalization"), without any change in the powers, preferences, rights, qualifications, limitations or restrictions thereof, such that every 5.2 shares of Common Stock outstanding or held by the Company in its treasury on the date of the filing of the Certificate of Amendment to the Company's Certificate of Incorporation was changed and reclassified into one (1) share of Common Stock, which share was fully paid and nonassessable. The Recapitalization has been duly and validly authorized by the Company and its respective shareholders and all certificates, agreements, contracts, minutes or other documents necessary to effect the Recapitalization (collectively, the "Recapitalization Documents"), have been duly and validly authorized, executed and delivered and, if necessary, filed with the appropriate regulatory body, government agency or other body, domestic or foreign, by the appropriate parties, and constitute the legal, valid and binding agreements of such parties, enforceable against each of them in accordance with their respective terms (except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other laws of general application relating to or affecting enforcement of creditors' rights and the application of equitable principles in any action, legal or equitable, and except as rights to indemnity or contribution may be limited by applicable law), and none of the execution or delivery of any of the Recapitalization Documents by the parties thereto, the performance by the Company hereunder or thereunder, or the consummation of the transactions contemplated herein or therein, (i) conflicts with or will conflict with, (ii) results in or will result in any breach or violation of any of the terms or provisions of, (iii) constitutes or will constitute a default under, (iv) or result in the creation or imposition of any Lien upon any property or assets (tangible or intangible) of the Company pursuant to the terms of, (A) the Certificate of Incorporation or By-laws of the Company, (B) any material license, contract, collective bargaining agreement, indenture, mortgage, deed of trust, lease, voting trust agreement, stockholders' agreement, note, indebtedness, loan, credit agreement or any other agreement or instrument to which the Company is a party or by which it is or may be bound or to which any of its properties or assets (tangible or intangible) is or may be subject or (C) any statute, judgment, decree, order, rule or regulation, applicable to the Company, of any arbitrator, court, regulatory body, administrative agency or other governmental agency or body (including, without limitation, those having jurisdiction over environmental or similar matters), domestic or foreign, having jurisdiction over the Company or any of its activities or properties. The Recapitalization Documents properly effect the Recapitalization as described in the Prospectus; and the descriptions in the Registration Statement of the Recapitalization are accurate and fairly present, in each case in all material respects, the information required to be shown with respect thereto by Form S-1.

          (hh) The Company is not an "investment company" within the meaning of such term under the Investment Company Act of 1940, as amended (the "Investment Company Act"), and the rules and regulations of the Commission thereunder.

          (ii) At least five (5) days prior to the Effective Date, the Company filed a Form 8-A with the Commission providing for the registration of the Shares under the Exchange Act.

          (jj) The Company owns all of the assets (the "Purchased Assets"), related to the Predecessor Business which it acquired from SmithKline Beecham Corporation and its affiliates (within the meaning of the Regulations; collectively, "SmithKline") free and clear of all Liens, other than Liens disclosed in the Prospectus. For purposes of the preceding sentence, Purchased Assets shall not mean assets that have been disposed of or used in the ordinary course of the Company's business, or assets that are obsolete or otherwise not used in the ordinary course of the Company's business.

          (kk) The only liabilities acquired (i.e., assumed) from SmithKline related to the Predecessor Business, other than those stated on the Company's balance sheets for the years ended December 31, 1997 and 1998, are set forth in that certain Asset Purchase Agreement, dated as of November 7, 1996, between the Company and SmithKline.

     2.   Purchase, Sale and Delivery of the Shares and the Representatives'
          ------------------------------------------------------------------
Warrants.
--------

          (a) On the basis of the representations, warranties, covenants and agreements herein contained, but subject to the terms and conditions herein set forth, the Company agrees to sell to each Underwriter, and each Underwriter, severally and not jointly, agrees to purchase from the Company at a price of $[______] per share of Common Stock, that number of Firm Shares set forth in Schedule A opposite the name of such Underwriter, plus any additional number of
----------
Firm Shares which such Underwriter may become obligated to purchase pursuant to the provisions of Section 11 hereof.
                  -------

          (b) In addition, on the basis of the representations, warranties, covenants and agreements herein contained, but subject to the terms and conditions herein set forth, the Company hereby grants an option to the Underwriters, severally and not jointly, to purchase all or any part of the Option Shares. The option granted hereby will expire thirty (30) days after (i) the date the Registration Statement becomes effective, if the Company has elected not to rely on Rule 430A under the Rules and Regulations, or (ii) the date of this Agreement, if the Company has elected to rely on Rule 430A under the Rules and Regulations, and may be exercised in whole or in part from time to time only for the purpose of covering over-allotments which may be made in connection with the offering and distribution of the Firm Shares upon notice by the Representatives to the Company setting forth the number of Option Shares as to which the several Underwriters are then exercising the option and the time and date of payment and delivery for any such Option Shares. Any such time and date of delivery (an "Option Closing Date") shall be determined by the Representatives, but shall not be later than seven (7) full business days after the exercise of said option, nor in any event prior to the Closing Date, as hereinafter defined, unless otherwise agreed upon by the Representatives and the Company. Nothing herein contained shall obligate the Underwriters to make any over-allotments. No Option Shares shall be delivered unless the Firm Shares shall be simultaneously delivered or shall theretofore have been delivered as herein provided.

          (c) Payment of the purchase price and delivery of certificates for the Firm Shares shall be made at the offices of Fahnestock & Co. Inc., 125 Broad Street, New York, New York 10004, or at such other place as shall be agreed upon by the Representatives and the Company. Such delivery and payment shall be made at 10:00 a.m. (New York City time) on ___________________, 1999, or at such other time and date as shall be agreed upon by the Representatives and the Company, but not less than three (3) nor more than seven (7) full business days after the Effective Date (such time and date of payment and delivery being herein called the "Closing Date"). In addition, in the event that any or all of the Option Shares are purchased by the Underwriters, payment of the purchase price and delivery of certificates for such Option Shares shall be made at the above-mentioned offices of the Representatives or at such other place as shall be agreed upon by the Representatives and the Company on each Option Closing Date, as specified in the notice from the Representatives to the Company. Delivery of the certificates for the Shares shall be made to the Underwriters against payment by the Underwriters, severally and not jointly, of the purchase price for the Shares, to the order of the Company for the Shares, by New York Clearing House (next day) funds. In the event the option to purchase the Option Shares is exercised, each of the Underwriters, acting severally and not jointly, shall purchase that proportion of the total number of Option Shares then being purchased which the number of Firm Shares set forth in Schedule A hereto opposite the name of such
                                   ----------
Underwriter bears to the total number of Firm Shares, subject in each case to such adjustments as the Representatives in their discretion shall make to eliminate any sales or purchases of fractional shares. Certificates for the Shares shall be in definitive, fully registered form, shall bear no restrictive legends and shall be in such denominations and registered in such names as the Underwriters may request in a written notice delivered to the Company at least two (2) business days prior to the Closing Date or the relevant Option Closing Date, as the case may be. The certificates for the Shares shall be made available to the Representatives at the above-mentioned offices or such other place as the Representatives may designate for inspection, checking and packaging, no later than 9:30 a.m. (New York City time) on the last business day prior to the Closing Date or the relevant Option Closing Date, as the case may be.

          (d) On the Closing Date, the Company shall issue and sell to the Representatives, the Representatives' Warrants at a purchase price of $.0001 per warrant, which warrants shall entitle the holders thereof to purchase an aggregate of 280,000 shares of Common Stock. The Representatives' Warrants shall be exercisable for a period of four (4) years commencing on the first anniversary of the Effective Date at a price equaling one hundred forty-five percent (145%) of the initial public offering price of the shares of Common Stock. Except as permitted under the Conduct Rules of the NASD, the Representatives' Warrants shall not be sold, transferred, assigned, pledged or hypothecated for a period of one (1) year beginning on the Effective Date. The Representatives' Warrant Agreement and form of Warrant Certificate shall be substantially in the form filed as Exhibit 4.6 to the Registration Statement. Payment for the Representatives' Warrants shall be made on the Closing Date.

     3.   Public Offering of the Shares.  As soon as practicable after the
          -----------------------------
Effective Date, the Underwriters shall make a public offering of the Shares (other than to residents of or in any jurisdiction in which qualification of the Shares is required and has not become effective) at the price and upon the other terms set forth in the Prospectus. The Representatives may from time to time increase or decrease the public offering price after distribution of the Shares has been completed to such extent as the Representatives, in their discretion, deem advisable. The Underwriters may enter into one (1) or more agreements (as the Underwriters, in each of their sole discretion, deem advisable), with one
(1) or more broker-dealers who shall act as dealers in connection with such public offering.

     4.   Covenants and Agreements of the Company.  The Company covenants and
          ---------------------------------------
agrees with each of the Underwriters as follows:

          (a) The Company shall use its best efforts to cause the Registration Statement and any amendments thereto to become effective as promptly as practicable and will not at any time, whether before or after the Effective Date, file any amendment to the Registration Statement or supplement to the Prospectus or file any document under the Act or the Exchange Act, before termination of the offering of the Shares by the Underwriters, of which the Representatives shall not previously have been advised and furnished with a copy, or to which the Representatives shall have reasonably objected based on such amendment or supplement not being in compliance with the Act, the Exchange Act or the Rules and Regulations.

          (b) The Company will advise the Representatives promptly after having knowledge thereof, in writing (i) when the Registration Statement, as amended, becomes effective, if the provisions of Rule 430A promulgated under the Act will be relied upon, when the Prospectus has been filed in accordance with said Rule 430A and when any post-effective amendment to the Registration Statement becomes effective, (ii) of the issuance by the Commission of any stop order, or of the initiation or the threat of the initiation, of any proceeding, suspending the effectiveness of the Registration Statement or any order preventing or suspending the use of the Preliminary Prospectus or the Prospectus, or any amendment or supplement thereto, or the institution of proceedings for that purpose, (iii) of the issuance by the Commission or by any state securities commission of any proceedings for the suspension of the qualification of any of the Securities for offering or sale in any jurisdiction or of the initiation, or the threat of the initiation, of any proceeding for that purpose, (iv) of the receipt of any comments from the Commission; and (v) of any request by the Commission for any amendment to the Registration Statement or any amendment or supplement to the Prospectus or for additional information. If the Commission or any state securities commission authority shall enter a stop order or suspend such qualification at any time, the Company will use its best efforts to promptly obtain the lifting of such order.

          (c) The Company shall file the Prospectus (in form and substance reasonably satisfactory to the Representatives) or transmit the Prospectus by a means reasonably calculated to result in filing with the Commission, pursuant to Rule 424(b)(1) (or, if applicable and if consented to by the Representatives, pursuant to Rule 424(b)(4)), not later than the Commission's close of business on the earlier of (i) the second business day following the execution and delivery of this Agreement and (ii) the fifteenth business day after the Effective Date.

          (d) The Company will give the Representatives notice of its intention to file or to prepare any amendment to the Registration Statement (including any post-effective amendment) or any amendment or supplement to the Prospectus (including any revised prospectus which the Company proposes for use by the Underwriters in connection with the offering of the Shares which differs from the corresponding prospectus on file at the Commission at the time the Registration Statement becomes effective, whether or not such revised prospectus is required to be filed pursuant to Rule 424(b) of the Rules and Regulations), and will furnish the Representatives with copies of any such amendment or supplement a reasonable amount of time prior to such proposed filing or use, as the case may be, and will not file any such prospectus to which the Representatives or Mintz, Levin, Cohn, Ferris, Glovsky and Popeo, P.C.

("Underwriters' Counsel"), shall object based on such amendment or supplement not being in compliance with the Act or the Regulations.

          (e) The Company shall endeavor in good faith, in cooperation with the Representatives, at or prior to the Effective Date, to qualify the Shares for offering and sale under the securities laws of such jurisdictions as the Representatives may designate to permit the continuance of sales and dealings therein for as long as may be necessary to complete the distribution, and shall make such applications, file such documents and furnish such information as may be required for such purpose; provided, however, the Company shall not be
                              --------  -------
required to qualify as a foreign corporation or file a general or limited consent to service of process in any such jurisdiction. In each jurisdiction where such qualification shall be effected, the Company will, unless the Representatives agree that such action is not at the time necessary or advisable, use reasonable efforts to file and make such statements or reports at such times as are or may reasonably be required by the laws of such jurisdiction to continue such qualification.

          (f) During the time when a prospectus is required to be delivered under the Act, the Company shall use reasonable efforts to comply with all requirements imposed upon it by the Act and the Exchange Act, as now and hereafter amended and by the Rules and Regulations, as from time to time in force, so far as necessary to permit the continuance of sales of or dealings in the Shares in accordance with the provisions hereof and the Prospectus, or any amendments or supplements thereto. If at any time when a prospectus relating to the Shares is required to be delivered under the Act, any event shall have occurred as a result of which, in the opinion of counsel for the Company or Underwriters' Counsel, the Prospectus, as then amended or supplemented, includes an untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, or if it is necessary at any time to amend the Prospectus to comply with the Act, the Company will notify the Representatives promptly and will prepare and file with the Commission an appropriate amendment or supplement in accordance with Section
                                                                         -------
10 of the Act and Section 4(a) hereof.  The Company will also furnish to the
                  -------
Underwriters copies of such amendment or supplement as soon as available and in such quantities as the Underwriters may reasonably request.

          (g) As soon as practicable, but in any event not later than forty-five
(45) days after the end of the 12-month period beginning on the day after the end of the fiscal quarter of the Company during which the Effective Date occurs (ninety (90) days in the event that the end of such fiscal quarter is the end of the Company's fiscal year), the Company shall make generally available to its security holders, in the manner specified in Rule 158(b) of the Rules and Regulations, and to the Representatives, an earnings statement which will be in the detail required by, and will otherwise comply with, the provisions of
Section 11(a) of the Act and Rule 158(a) of the Rules and Regulations, which
-------
statement need not be audited unless required by the Act, covering a period of at least twelve (12) consecutive months after the Effective Date.

          (h) During a period ending on the earlier of (i) five (5) years after the date hereof and (ii) the date when the Company no longer has a class of equity securities registered under the Exchange Act, the Company will furnish to its stockholders annual reports (including financial statements audited by independent public accountants) and will deliver to the Representatives:

               (i) financial statements of the Company for each quarter, in the form filed with the Commission;

               (ii) concurrently with furnishing the above-mentioned annual reports to its stockholders, a balance sheet of the Company as at the end of the preceding fiscal year, together with statements of operations, stockholders' equity, and cash flows of the Company for such fiscal year, accompanied by a copy of the report thereon of independent certified public accountants;

               (iii) as soon as they are available, copies of all reports (financial or other) mailed to stockholders;

               (iv) as soon as they are available, copies of all reports and financial statements furnished to or filed with the Commission, the NASD or any securities exchange;

               (v) every press release and every material news item or article of interest to the financial community in respect of the Company, or its affairs which was released or prepared by or at the direction of the Company; and

               (vi) any additional information of a public nature concerning the Company (and any future subsidiary) or its businesses which the Representatives may reasonably request.

          During such period, if the Company has an active subsidiary, the foregoing financial statements will be on a consolidated basis to the extent that the accounts of the Company and its subsidiary are required to be consolidated in accordance with Regulation S-X, and will be accompanied by similar financial statements for any significant subsidiary which is not so consolidated.

          (i) The Company will maintain a Transfer Agent (the "Transfer Agent") and, if necessary under the jurisdiction of incorporation of the Company, a Registrar (which may be the same entity as the Transfer Agent) for its Common Stock for so long as the Company has a class of equity securities registered under the Exchange Act.

          (j) The Company will furnish to the Representatives or on the Representatives' order, without charge, at such place as the Representatives may designate, copies of each Preliminary Prospectus, the Registration Statement and any pre-effective or post-effective amendments thereto (two (2) of such copies will be signed and will include all financial statements and exhibits), the Prospectus, and all amendments and supplements thereto, including any prospectus related to the offering of the Shares prepared after the Effective Date, in each case as soon as available and in such quantities as the Representatives may request.

          (k) On or before the Closing Date, the Company shall deliver instructions to the Transfer Agent authorizing it to place appropriate legends on the certificates representing the securities subject to the Lock-up Agreements and to place appropriate stop transfer orders on the Company's ledgers. During the twelve (12) month period commencing on the Effective Date, the Company shall not, without the prior written consent of Fahnestock, sell, contract or offer to sell, issue, transfer, assign, pledge, hypothecate, distribute, or otherwise dispose of, directly or indirectly, any shares of Common Stock or any options, rights or warrants with respect to any shares of Common Stock, except up to (i) 772,287 shares of Common Stock reserved for grants of options under the Company's stock option plans as described in the Prospectus or (ii) shares of Common Stock issued and sold pursuant to an acquisition of another entity so long as such shares of Common Stock issued and sold by the Company are also subject to the restrictions set forth in the Lock-up Agreements. The Company will cause the Transfer Agent to place "stop transfer" orders on the Company's stock ledgers. During the twelve (12) month period commencing with the Effective Date, the Company shall not file any registration statement with the Commission on Form S-8 without the prior written consent of Fahnestock.

          (l) Neither the Company nor any of its officers, directors or stockholders, nor any of their respective affiliates or Associates (within the meaning of the Regulations) will take, directly or indirectly, any action designed to, or which might in the future reasonably be expected to, cause or result in, stabilization or manipulation of the price of any securities of the Company.

          (m) The Company shall apply the net proceeds from the sale of the Shares in the manner, and subject to the conditions, set forth under "Use of Proceeds" in the Prospectus. Except as described in the Prospectus, no portion of the net proceeds will be used, directly or indirectly, to acquire any securities issued by the Company.

          (n) The Company shall use its best efforts to timely file all such reports, forms or other documents as may be required from time to time, under the Act, the Exchange Act, and the Rules and Regulations, and all such reports, forms and documents, when filed, will comply as to form and substance with the applicable requirements under the Act, the Exchange Act, and the Rules and Regulations.

          (o) The Company shall furnish to the Representatives, as early as practicable prior to each of the date hereof, the Closing Date and each Option Closing Date, if any, but no later than two (2) full business days prior thereto, a copy of the latest available unaudited interim financial statements of the Company (which in no event shall be as of a date more than thirty (30) days prior to the date of the Registration Statement) which have been read by the Company's independent public accountants, as stated in their letter to be furnished pursuant to Section 6(j) hereof.
                      -------

          (p) The Company shall use its best efforts to cause the Common Stock to be quoted on Nasdaq or a national securities exchange for a period of seven
(7) years from the date hereof, and shall use its best efforts to maintain the Nasdaq quotation or exchange listing of the Common Stock to the extent outstanding.

          (q) For a period of three (3) years from the Closing Date, on a quarterly basis, the Company shall instruct the Transfer Agent to furnish to the Representatives, at the Company's sole expense, the list of holders of all of the Company's securities and a list of Depository Trust Company "participant holders."

          (r) The Company hereby agrees, as soon as practicable, but in no event more than thirty (30) days from the Effective Date, to take all necessary and appropriate actions to be included in Standard and Poor's Corporation Descriptions and Moody's OTC Manual and to continue such inclusion until the earlier of (i) seven (7) years from the Effective Date and (ii) the first date when the Company no longer has a class of equity securities registered under the Exchange Act.

          (s) The Company hereby agrees that, for a period of thirteen (13) months from the Effective Date, it will not, without the written consent of the Representatives, which consent will not be unreasonably withheld, and (A) the written consent of a majority of the Company's stockholders who are not affiliates of the Company at such time or (B) the vote of a majority of such non-affiliate stockholders, voting at a duly held stockholder's meeting, adopt, propose to adopt or otherwise permit to exist any employee, officer, director, consultant or compensation plans or arrangements permitting the grant, issue or sale of any shares of Common Stock or other securities of the Company (i) in an aggregate amount for all such plans or arrangements of greater than 1,351,923 shares of Common Stock, (ii) at an exercise or sale price per share less than the higher of (A) the fair market value of the Common Stock on the date of grant or sale and (B) the initial public offering price (provided; however, if granted
                                                   --------  -------
to any new senior officer hired by the Company after the date hereof, then at an exercise or sale price per share less than the fair market value of the Common Stock on the date of grant or sale) and (iii) upon payment of less than the full purchase or exercise price for such shares of Common Stock or other securities of the Company.

          (t) Until the completion of the distribution of the Shares, and for twenty (25) days thereafter, except to the extent required to do so by applicable law or the Regulations, the Company shall not, without the prior written consent of the Representatives and Underwriters' Counsel, issue, directly or indirectly, any press release or other communication or hold any press conference with respect to the Company or its activities or the offering contemplated hereby.

          (u) Until the earlier of (i) seven (7) years from the date hereof,
(ii) the sale to the public of the Representatives' Shares and (iii) the first date in which the Company no longer has a class of equity securities registered under the Exchange Act, the Company will use reasonable efforts not to take any action or actions (including any failure to so act) which may prevent or disqualify the Company's use of Form S-3 (or other appropriate form) for the registration under the Act of the Representatives' Shares.

          (v) The Company shall enter into an investment banking agreement with Fahnestock which, among other things, will grant to Fahnestock a right of first refusal, for a period of eighteen (18) months after the Effective Date, with respect to any investment banking services, including, and without limitation, any sales of securities to be made by the Company or any of its future subsidiaries.

          (w) For a period of three (3) years after the Effective Date, the Company shall

(i) cause one (1) additional independent person to be nominated for inclusion on the Company's Board of Directors who shall be reasonably satisfactory to the Company and Fahnestock (or any designee of Fahnestock) and (ii) use its best efforts to cause such person to be elected, including best efforts to obtain the affirmative votes of all executive officers, directors and shareholders owning greater than five percent (5%) of the Company's capital stock entitled to vote thereon. Such person shall be entitled to all of the rights and privileges as each of the other members of the Company's Board of Directors. For a period of three (3) years after the Effective Date, Fahnestock shall have the right to designate one (1) person to attend all meetings of the Company's Board of Directors. Such person shall be entitled to attend all such meetings and to receive all such notices and other correspondence and communications sent by the Company to members of its Board of Directors. The Company shall reimburse such designee for his or her reasonable out of pocket expenses actually incurred in connection with his or her attendance of such meetings in accordance with the Company's policy for such reimbursement applicable to its directors.

          (x) The Company shall enter into a supply agreement with Fuji Photo Film Co., Ltd, a Japanese corporation ("Fuji"), for the supply of Fuji's dry film chemistry reagents during the commercial manufacturing and marketing phases of the Company's Careside system.

     5.   Payment of Expenses.
          -------------------

          (a) The Company hereby agrees to pay on each of the Closing Date and the Option Closing Date, if any (to the extent not paid at the Closing Date) all expenses and fees (other than the fees of Underwriters' Counsel, except as provided in (iv) below) incident to the performance of the obligations of the Company under this Agreement and the Representatives' Warrant Agreement, including, without limitation, (i) the fees and expenses of accountants and counsel for the Company, (ii) all costs and expenses incurred in connection with the preparation, duplication, printing, (including mailing and handling charges) filing, delivery and mailing (including the payment of postage with respect thereto) of the Registration Statement and the Prospectus and any amendments and supplements thereto, and the printing, mailing (including the payment of postage with respect thereto) and delivery of this Agreement, the Agreement Among Underwriters, the Selected Dealer Agreements and related documents, including the cost of all copies thereof and of the Preliminary Prospectuses and of the Prospectus and any amendments thereof or supplements thereto supplied to the Underwriters and such dealers as the Underwriters may request, in quantities as hereinabove stated, (iii) the printing, engraving, issuance and delivery of the Securities including, but not limited to, (x) the purchase by the Underwriters of the Shares and the purchase by the Representatives of the Representatives' Warrants from the Company, (y) the consummation by the Company of any of its obligations under this Agreement and the Representatives' Warrant Agreement, and
(z) the resale of the Shares by the Underwriters in connection with the initial distribution contemplated hereby, (iv) the qualification of the Shares under state or foreign securities or "Blue Sky" laws, including the costs of printing and mailing the "Preliminary Blue Sky Memorandum" and the "Supplemental Blue Sky Memorandum," if any, and reasonable disbursements and fees of counsel in connection therewith, (v) costs and expenses in connection with due diligence investigations, including, but not limited to, the fees of any independent counsel or consultant retained, but excluding those directly incurred by the Representatives and their counsel, (vi) fees and expenses of the Transfer Agent and Registrar, (vii) applications for assignments of a rating of the Shares by qualified rating agencies, (viii) the fees payable to the Commission and the NASD, and (ix) the fees and expenses incurred in connection with the quotation of the Shares on Nasdaq and any other exchange. Notwithstanding any other provision of this Agreement, whether or not the offering contemplated hereby is successfully completed, it shall be the Company's obligation to bear all expenses incident to the performance of the Company's obligations under this Agreement, including, but not limited to, the following: costs and expenses related to "Tombstone" advertisements, the Company's "road show" and information meetings and presentation costs, bound volumes (including a total of four (4) sets for the Representatives and Underwriters' Counsel), up to four (4) "velobound" volumes if requested by the Representatives and/or Underwriters' Counsel and all filing fees and the reasonable fees and disbursements of Underwriters' Counsel incurred in connection with the review and qualification of the offering of the Shares by the NASD.

          (b) If this Agreement is terminated by the Underwriters in accordance with the provisions of Section 6 or Section 12 hereof, the Company shall
                       -------      -------
reimburse and indemnify the Representatives for all of their actual out-of-pocket expenses, including the fees and disbursements of Underwriters' Counsel, less any amounts already paid pursuant to Section 5(c) hereof.
                                          -------

          (c) The Company further agrees that, in addition to the expenses payable pursuant to subsection (a) of this Section 5, it will pay to the
                                           -------
Representatives on the Closing Date and the Option Closing Date, if any, by certified or bank cashier's check or, at the election of the Representatives, by deduction from the proceeds of the offering contemplated herein, a non-accountable expense allowance equal to one percent (1%) of the gross proceeds of the sale of the Shares to the public on such dates, so long as such non-accountable expense allowance does not exceed two hundred fifty thousand dollars ($250,000), thirty-five thousand dollars ($35,000) of which was paid upon the signing of a Letter of Intent, dated August 25, 1998, between the Company and Fahnestock. Twenty-five thousand dollars ($25,000) of the non-accountable expense allowance referred to above was paid upon the filing of the Registration Statement with the Commission; the balance of such non-accountable allowance is payable on the Closing Date.

     6.   Conditions of the Underwriters' Obligations.  The obligations of the
          -------------------------------------------
Underwriters hereunder shall be subject to (i) the continuing accuracy of the representations and warranties of the Company herein, as of the date hereof and as of the Closing Date and each Option Closing Date, if any, with respect to the Company as if such representations and warranties had been made on and as of the Closing Date or each Option Closing Date, as the case may be, (ii) the accuracy on and as of the Closing Date or Option Closing Date, if any, of the statements of the officers of the Company made pursuant to the provisions hereof, (iii) the performance by the Company on and as of the Closing Date and each Option Closing Date, if any, of its covenants and obligations hereunder and (iv) the following further conditions:

          (a) The Registration Statement shall have become effective not later than 3:00 p.m. (New York City time), on the date of this Agreement or such later date and time as shall be consented to in writing by the Representatives, and, at the Closing Date and each Option Closing Date, if any, no stop order suspending the effectiveness of the Registration Statement shall have been issued and no proceedings for that purpose shall have been instituted or shall be pending or threatened by the Commission and any request on the part of the Commission for additional information shall have been complied with to the reasonable satisfaction of Underwriters' Counsel. If the Company has elected to rely upon Rule 430A of the Rules and Regulations, the price of the Shares and any price-related information previously omitted from the effective Registration Statement pursuant to such Rule 430A shall have been transmitted to the Commission for filing pursuant to Rule 424(b) of the Rules and Regulations within the prescribed time period, and, prior to the Closing Date, the Company shall have provided evidence satisfactory to the Representatives of such timely filing, or a post-effective amendment providing such information shall have been promptly filed and declared effective in accordance with the requirements of Rule 430A of the Rules and Regulations.

          (b) The Registration Statement, or any amendment thereto, shall not contain an untrue statement of a material fact or omit to state a material fact which is required to be stated therein or is necessary to make the statements therein not misleading. The Prospectus, or any supplement thereto, shall not contain an untrue statement of a material fact or omit to state a material fact which is required to be stated therein or is necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

          (c) On or prior to the Closing Date and on or prior to the Option Closing Date, as the case may be, the Representatives shall have received from Underwriters' Counsel, such opinion or opinions with respect to the organization of the Company, the validity of the Securities, the compliance as to form of the Registration Statement, and the Prospectus with the requirements of the Act and the Rules and Regulations, and other related matters as the Representatives request. Underwriters' Counsel shall have received such papers and information as it reasonably requests a reasonable time in advance of such Closing Date to enable it to pass upon such matters.

          (d) On the Closing Date, the Underwriters shall have received the favorable opinion of Pepper Hamilton LLP, counsel to the Company, dated the Closing Date, addressed to the Underwriters in substantially the form attached hereto as Exhibit B.
          ---------

     In rendering such opinion, such counsel may rely (A) as to matters involving the application of laws other than the laws of the United States and jurisdictions in which they are admitted, to the extent such counsel deems proper and to the extent specified in such opinion, if at all, upon an opinion or opinions (in form and substance satisfactory to Underwriters' Counsel) of other counsel acceptable to Underwriters' Counsel, familiar with the applicable laws, (B) as to matters of fact, to the extent they deem proper, on certificates and written statements of responsible officers of the Company, and certificates or other written statements of officers of departments of various jurisdictions having custody of documents respecting the corporate existence or good standing of the Company, provided that copies of any such statements or certificates shall be delivered to Underwriters' Counsel if requested. The opinion of such counsel for the Company shall state that the opinion of any such other counsel is in form satisfactory to such counsel and that the Representatives are justified in relying thereon. Such opinion shall also state that Underwriters' Counsel is entitled to rely thereon.

     An opinion with respect to regulatory matters shall be rendered by Covington & Burling, or other counsel reasonably acceptable to the Underwriter in substantially the form attached hereto as Exhibit C.
                                             ---------

          (e) At each Option Closing Date, if any, the Underwriters shall have received the favorable opinion of Pepper Hamilton LLP and Covington & Burling, or other counsel reasonably acceptable to the Underwriter and counsel to the Company, dated the Option Closing Date, addressed to the Underwriters and in form and substance reasonably satisfactory to Underwriters' Counsel, confirming, as of the Option Closing Date, the statements made by Pepper Hamilton LLP and Covington & Burling, or other counsel reasonably acceptable to the Underwriter, in its opinion, delivered on the Closing Date.

          (f) On or prior to each of the Closing Date and the Option Closing Date, if any, Underwriters' Counsel shall have been furnished such documents, certificates and opinions as they may reasonably require for the purpose of enabling them to review or pass upon the matters referred to in subsection (c) of this Section 6, or in order to evidence the accuracy, completeness or
        -------
satisfaction of any of the representations, warranties or conditions of the Company, as herein contained.

          (g) Prior to each of the Closing Date and each Option Closing Date, if any, (i) there shall have been no change which has resulted in a Company Material Adverse Effect nor any development involving a prospective change, whether or not in the ordinary course of business, from the latest dates as of which information is given in the Registration Statement and Prospectus, which is reasonably likely to have a Company Material Adverse Effect; (ii) there shall have been no transaction, not in the ordinary course of business, entered into by the Company, from the latest date as of which the financial condition of the Company is set forth in the Registration Statement and Prospectus which is materially adverse to the Company; (iii) the Company shall not be in default under any provision of any instrument relating to any outstanding indebtedness;
(iv) the Company shall not have issued any securities (other than the Securities); (v) the Company shall not have declared or paid any dividend or made any distribution in respect of its capital stock of any class; and there has not been any change in the capital stock of the Company, or any material change in the debt (long or short term) or liabilities or obligations of the Company (contingent or otherwise); (vi) no material amount of the assets of the Company shall have been pledged or mortgaged, except as set forth in the Registration Statement and Prospectus; (vii) no action, suit or proceeding, at law or in equity, shall have been pending or, to the best knowledge of the Company, threatened against the Company, or expressly affecting any of its properties or business, before or by any court or federal, state or foreign commission, board or other administrative agency wherein an unfavorable decision, ruling or finding is reasonably likely to have a Company Material Adverse Effect, except as set forth in the Registration Statement and Prospectus; and (viii) no stop order shall have been issued under the Act and no proceedings therefor shall have been initiated or, to the best knowledge of the Company, threatened or contemplated by the Commission.

          (h) At each of the Closing Date and each Option Closing Date, if any, the Underwriters shall have received a certificate of the Company signed by the principal executive officer and by the chief financial or chief accounting officer of the Company, dated the Closing Date or Option Closing Date, as the case may be, to the effect that each of such persons has carefully examined the Registration Statement, the Prospectus and this Agreement, and that:

               (i) the representations and warranties of the Company in this Agreement are true and correct, in all material respects, as if made on and as of the Closing Date or the Option Closing Date, as the case may be, and the Company has complied, in all material respects, with all agreements and covenants and satisfied all conditions contained in this Agreement on its part to be performed or satisfied at or prior to such Closing Date or Option Closing Date, as the case may be;

               (ii) no stop order suspending the effectiveness of the Registration Statement or any part thereof has been issued, and no proceedings for that purpose have been instituted or are pending or, to the best of each of such person's knowledge, are threatened under the Act;

               (iii) the Registration Statement and the Prospectus and, if any, each amendment and each supplement thereto, contain all statements and information required to be included therein, and none of the Registration Statement, the Prospectus nor any amendment or supplement thereto includes any untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein not misleading; and

               (iv) subsequent to the respective dates as of which information is given in the Registration Statement and the Prospectus and except as disclosed in the Prospectus, (A) the Company has not incurred, up to and including the Closing Date or the Option Closing Date, as the case may be, other than in the ordinary course of its business, any material liabilities or obligations, direct or contingent; (B) the Company has not paid or declared any dividends or other distributions on its capital stock; (C) the Company has not entered into any material transactions outside of its ordinary course of business; (D) there has not been any change in the capital stock of the Company or any material change in the debt (long or short-term) of the Company;
          (E) the Company has not sustained any material loss or damage to its property or assets, whether or not insured; (F) there is no litigation which is pending or, to the best knowledge of the Company, threatened, or any development or occurrence which is reasonably likely to give rise to the same, against the Company, or any affiliated party of the Company, which is required to be set forth in an amended or supplemented Prospectus which has not been set forth; and (G) there has occurred no event required to be set forth in an amended or supplemented Prospectus which has not been set forth.

     References to the Registration Statement and the Prospectus in this

Subsection 6(h) are to such documents as amended and supplemented as of the date
----------
of such certificate.

          (i) By the Closing Date, the Underwriters will have received clearance from the NASD as to the amount of compensation allowable or payable to the Underwriters, as described in the Registration Statement.

          (j) At the time this Agreement is executed, the Underwriters shall have received a letter, dated such date, addressed to the Underwriters complying in form and substance with Statement on Auditing Standards No. 72 "Letters for Underwriters and Certain Other Requesting Parties" (including the non-material nature of the changes or decreases, if any, referred to in clause (iii) below) from Andersen:

              (i) confirming that they are independent public accountants with respect to the Company within the meaning of the Act and the applicable Rules and Regulations;

              (ii) stating that it is their opinion that the financial statements and supporting schedules of the Company included in the Registration Statement comply as to form, in all material respects, with the applicable accounting requirements of the Act and the Rules and Regulations thereunder and that the Representatives may rely upon the opinion of Andersen with respect to such financial statements and supporting schedules included in the Registration Statement;

              (iii) stating that, on the basis of a limited review which included a reading of the latest available unaudited interim financial statements of the Company, if available, a reading of the latest available minutes of the stockholders and Board of Directors of the Company and the various committees of the Board of Directors of the Company, consultations with officers and other employees of the Company responsible for financial and accounting matters and other specified procedures and inquiries, nothing has come to their attention which would lead them to believe that (A) the unaudited financial statements and supporting schedules of the Company included in the Registration Statement, if any, do not comply as to form, in all material respects, with the applicable accounting requirements of the Act and the Rules and Regulations or are not fairly presented in conformity with generally accepted accounting principles applied on a basis substantially consistent with that of the audited financial statements of the Company included in the Registration Statement, or
          (B) at a specified date not more than five (5) days prior to the Effective Date, there has been any change in the capital stock of the Company, any change in the long-term debt of the Company, any decrease in the stockholders' equity of the Company or any decrease in the net current assets or net assets of the Company as compared with amounts shown in the December 31, 1998 balance sheet included in the Registration Statement, other than as set forth in or contemplated by the

          Registration Statement, or, if there was any change or decrease, setting forth the amount of such change or decrease and (C) during the period from December 31, 1998 to a specified date not more than five
          (5) days prior to the Effective Date, there was any increase in operating expenses or net loss of the Company or increase in net loss per share of Common Stock, in each case as compared with the corresponding period beginning December 31, 1997, other than as set forth in or contemplated by the Registration Statement, or, if there was any such increase, setting forth the amount of such increase; and

              (iv) stating that they have compared specific dollar amounts, numbers of shares, percentages of revenues and earnings, statements and other financial information pertaining to the Company set forth in the Prospectus, in each case to the extent that such amounts, numbers, percentages, statements and information may be derived from the general accounting records, including work sheets, of the Company and excluding any questions requiring an interpretation by legal counsel, with the results obtained from the application of specified readings, inquiries and other appropriate procedures (which procedures do not constitute an examination in accordance with generally accepted auditing standards) set forth in the letter and found them to be in agreement.

          (k) At the Closing Date and each Option Closing Date, if any, the Underwriters shall have received from Andersen a letter, dated as of the Closing Date or the Option Closing Date, as the case may be, to the effect that they reaffirm the statements made in the letter furnished pursuant to subsection (j)
                                                                 ----------
of this Section 6, except that the specified date referred to shall be a date
        -------
not more than five (5) days prior to the Closing Date or the Option Closing Date, as the case may be, and, if the Company has elected to rely on Rule 430A of the Rules and Regulations, to the further effect that they have carried out procedures as specified in clause (iv) of subsection (j) of this Section 6 with
                                          ----------             -------
respect to certain amounts, percentages and financial information as specified by the Representatives and deemed to be a part of the Registration Statement pursuant to Rule 430A(b) and have found such amounts, percentages and financial information to be in agreement with the records specified in such clause (iv).

          (l) The Company shall have delivered to the Representatives a letter from Andersen addressed to the Company stating that they have not, during the immediately preceding two (2) year period, brought to the attention of the Company's management, any "weakness," as defined in Statement of Auditing Standards No. 60 "Communication of Internal Control Structure Related Matters Noted in an Audit," in any of the Company's internal controls.

          (m) On each of the Closing Date and Option Closing Date, if any, there shall have been duly tendered to the Representatives for the several Underwriters' accounts the appropriate number of Shares.

          (n) No order suspending the sale of the Shares in any jurisdiction designated by the Representatives pursuant to subsection (e) of Section 4 hereof
                                                                -------
shall have been issued on
either the Closing Date or the Option Closing Date, if any, and no proceedings for that purpose shall have been instituted or shall be threatened.

          (o) On or before the Closing Date, the Underwriters shall have received the favorable opinion of Oppenheimer Wolff & Donnelly LLP, special intellectual property counsel to the Company, with respect to certain intellectual property matters, dated the Closing Date, addressed to the Underwriters, in form and substance satisfactory to Underwriters' Counsel, and in substantially the form of Exhibit D attached hereto, or in such other form
                             ---------
reasonably acceptable to Underwriters' Counsel.

          (p) On or before the Closing Date, the Company shall have executed and delivered to the Representatives, (i) the Representatives' Warrant Agreement substantially in the form filed as Exhibit 4.6 to the Registration and (ii) the Representatives' Warrants in such denominations and to such designees as shall have been provided to the Company.

          (q) On or before the Closing Date, the Shares shall have been duly approved for quotation on the Nasdaq National Market, subject to official notice of issuance.

          (r) On or before the Closing Date, there shall have been delivered to the Representatives, in the form and substance previously approved by Underwriters' Counsel, the Lock-up Agreements covering ___ percent (__%) of the outstanding Common Stock of the Company, as more fully set forth in Section
                                                                    -------
1(x).

          (s) On or before the Effective Date, the Company shall have effected the Recapitalization as described in the Prospectus.

          (t) Before the Effective Date, the Company shall have properly effected waivers of all registration rights that the Company granted at any time prior to the Effective Date.

     If any condition to the Underwriters' obligations hereunder to be fulfilled prior to or at the Closing Date or the relevant Option Closing Date, as the case may be, is not so fulfilled, the Representatives may terminate this Agreement or, if the Representatives so elect, may waive any such conditions in writing which have not been fulfilled or extend the time for their fulfillment.

     7.  Indemnification.
         ---------------

          (a) The Company agrees to indemnify and hold harmless each of the Underwriters (for purposes of this Section 7, "Underwriter" shall include the
                                   -------
officers, directors, partners, employees, agents and counsel of each Underwriter, including specifically each person who may be substituted for an Underwriter as provided in Section 11 hereof), and each person, if any, who
                           -------
controls the Underwriter ("controlling person") within the meaning of Section 15
                                                                      -------
of the Act or Section 20(a) of the Exchange Act, from and against any and all
              -------
losses, claims, damages, expenses or liabilities, joint or several (and actions, proceedings, investigations, inquiries, and suits in respect thereof), whatsoever (including, but not limited to, any and all costs and expenses whatsoever reasonably incurred in investigating, preparing or defending against such action, proceeding, investigation, inquiry or suit, commenced or threatened, or any claim whatsoever), as such are incurred, to which the Underwriter or such controlling person may become subject under the Act, the Exchange Act or any other statute, or at common law or otherwise or under the laws of foreign countries, arising out of or based upon (A) any untrue statement or alleged untrue statement of a material fact contained (i) in any Preliminary Prospectus, the Registration Statement or the Prospectus (as each may be from time to time amended and supplemented); (ii) in any post-effective amendment or amendments or any new registration statement and prospectus in which are included securities of the Company issued or issuable upon exercise of the Securities; or (iii) in any application or other document or written communication (in this Section 7
                                                                    ---------
collectively called, "application") executed by the Company or based upon written information furnished by the Company filed, delivered or used in any jurisdiction in order to qualify the Securities under the securities laws thereof or filed with the Commission, any state securities commission or agency, Nasdaq or any other securities exchange, (B) the omission or alleged omission therefrom of a material fact required to be stated therein or necessary to make the statements therein not misleading (in the case of the Prospectus, in the light of the circumstances under which they were made), or (C) any breach of any representation, warranty, covenant or agreement of the Company contained herein or in any certificate by or on behalf of the Company or any of its officers delivered pursuant hereto unless, in the case of clause (A) or (B) above, such statement or omission was made in reliance upon and in conformity with written information furnished to the Company with respect to any Underwriter, by or on behalf of such Underwriter, expressly for use in any Preliminary Prospectus, the Registration Statement or any Prospectus, or any amendment thereof or supplement thereto, or in any application, as the case may be; provided, however, that the
                                                    --------  -------
foregoing indemnity agreement with respect to any Preliminary Prospectus shall not inure to the benefit of any Underwriter from whom the person asserting any such losses, claims, damages, expenses or liabilities purchased Shares, or any person controlling such Underwriter, if a copy of the Prospectus (as then amended or supplemented if the Company shall have furnished any amendments or supplements thereto) was not sent or given by or on behalf of such Underwriter to such person, if required by law so to have been delivered, at or prior to the written confirmation of the sale of the Shares to such person, and if the Prospectus (as so amended or supplemented) would have cured the defect giving rise to such losses, claims, damages, expenses or liabilities, unless such failure is the result of noncompliance by the Company with Section 4(j) hereof.
                                                           -------

     The indemnity agreement in this subsection (a) shall be in addition to any liability which the Company may have at common law or otherwise.

          (b) Each of the Underwriters agrees severally, but not jointly, to indemnify and hold harmless the Company, each of its directors, each of its officers who has signed the Registration Statement, and each other person, if any, who controls the Company within the meaning of the Act, to the same extent as the foregoing indemnity from the Company to the Underwriters, but only with respect to statements or omissions or alleged omissions, if any, made in any Preliminary Prospectus, the Registration Statement or Prospectus or any amendment thereof or supplement thereto or in any application made in reliance upon, and in conformity with, written information furnished to the Company with respect to any Underwriter, by such Underwriter, expressly for use in such Preliminary Prospectus, the Registration Statement or

Prospectus or any amendment thereof or supplement thereto or in any such application, provided that such written information or omissions only pertain to disclosures in the Preliminary Prospectus, the Registration Statement or Prospectus and directly relate to the transactions effected by the Underwriters in connection with the offering of the Shares. The Company acknowledges that the statements with respect to the public offering of the Shares set forth under the heading "Underwriting" and the stabilization legend in the Prospectus have been furnished by the Underwriters expressly for use therein and constitute the only information furnished in writing by or on behalf of the Underwriters for inclusion in the Prospectus.

     The indemnity agreement in this subsection (b) shall be in addition to any liability which the Underwriters may have at common law or otherwise.

          (c) Promptly after receipt by an indemnified party under this Section
                                                                        -------
7 of notice of the commencement of any action, suit or proceeding, such indemnified party shall, if a claim in respect thereof is to be made against one or more indemnifying parties under this Section 7, notify each party against
                                        -------
whom indemnification is to be sought in writing of the commencement thereof (but the failure to so notify an indemnifying party shall not relieve it from any liability which it may have under this Section 7, except to the extent that it
                                       -------
has been prejudiced in any material respect by such failure or from any liability which it may have otherwise). In case any such action, investigation, inquiry, suit or proceeding is brought against any indemnified party, and it notifies an indemnifying party or parties of the commencement thereof, the indemnifying party or parties will be entitled to participate therein, and to the extent it may elect by written notice delivered to the indemnified party promptly after receiving the aforesaid notice from such indemnified party, to assume the defense thereof with counsel reasonably satisfactory to such indemnified party. Notwithstanding the foregoing, the indemnified party or parties shall have the right to employ its or their own counsel in any such case; provided, however, the fees and expenses of such counsel shall be paid by
      --------  -------
such indemnified party or parties unless (i) the employment of such counsel shall have been authorized in writing by the indemnifying parties in connection with the defense of such action at the expense of the indemnifying party, (ii) the indemnifying parties shall not have employed counsel reasonably satisfactory to such indemnified party to have charge of the defense of such action within a reasonable time after notice of commencement of the action, or (iii) such indemnified party or parties shall have reasonably concluded that there may be defenses available to it or them which are different from or additional to those available to one (1) or all of the indemnifying parties (in which case the indemnifying parties shall not have the right to direct the defense of such action, investigation, inquiry, suit or proceeding on behalf of the indemnified party or parties), in any of which events such fees and expenses of one (1) additional counsel shall be borne by the indemnifying parties. In no event shall the indemnifying parties be liable for fees and expenses of more than one
(1) counsel (in addition to any local counsel) separate from their own counsel for all indemnified parties in connection with any one (1) action, investigation, inquiry, suit or proceeding or separate but similar or related actions, investigations, inquiries, suits or proceedings in the same jurisdiction arising out of the same general allegations or circumstances. Anything in this Section 7 to the contrary notwithstanding, an indemnifying
                 -------
party shall not be liable for any settlement of any claim or action effected without its written consent; provided, however, that such consent shall not be
                             --------  -------
unreasonably withheld; provided, further, that no such
                       --------  -------
consent shall be required where the indemnified parties receive an unconditional release from all claims in connection with such matter in exchange for payment by the indemnifying party or indemnifying parties. An indemnifying party will not, without the prior written consent of the indemnified parties, settle compromise or consent to the entry of any judgment with respect to any pending or threatened claim, action, investigation, inquiry, suit or proceeding in respect of which indemnification or contribution may be sought hereunder (whether or not the indemnified parties are actual or potential parties to such claim or action), unless such settlement, compromise or consent (i) includes an unconditional release of each indemnified party from all liability arising out of such claim, action, suit or proceeding and (ii) does not include a statement as to, or an admission of, fault, culpability or a failure to act by or on behalf of any indemnified party.

          (d) In order to provide for just and equitable contribution in any case in which (i) an indemnified party makes claim for indemnification pursuant to this Section 7, but it is judicially determined (by the entry of a final
        -------
judgment or decree by a court of competent jurisdiction and the expiration of time to appeal or the denial of the last right of appeal) that such indemnification may not be enforced in such case notwithstanding the fact that the express provisions of this Section 7 provide for indemnification in such
                               -------
case, or (ii) contribution under the Act may be required on the part of any indemnified party, then each indemnifying party shall contribute to the amount paid as a result of such losses, claims, damages, expenses or liabilities (or actions, investigations, inquiries, suits or proceedings in respect thereof) (A) in such proportion as is appropriate to reflect the relative benefits received by each of the contributing parties, on the one hand, and the party to be indemnified on the other hand, from the offering of the Shares or (B) if the allocation provided by clause (A) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above, but also the relative fault of each of the contributing parties, on the one hand, and the party to be indemnified on the other hand, in connection with the statements or omissions that resulted in such losses, claims, damages, expenses or liabilities, as well as any other relevant equitable considerations. In any case where the Company is the contributing party and the Underwriters are the indemnified party, the relative benefits received by the Company, on the one hand, and the Underwriters, on the other hand, shall be deemed to be in the same proportion as the total net proceeds from the offering of the Shares (before deducting expenses) bear to the total underwriting discounts received by the Underwriters hereunder, in each case as set forth in the table on the Cover Page of the Prospectus. Relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company, or by the Underwriters, and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such untrue statement or omission. The amount paid or payable by an indemnified party as a result of the losses, claims, damages, expenses or liabilities (or actions, investigations, inquiries, suits or proceedings in respect thereof) referred to above in this subdivision (d), shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action, claim, investigation, inquiry, suit or proceeding. Notwithstanding the provisions of this subdivision (d), the Underwriters shall not be required to contribute any amount in excess of the underwriting discount applicable to the Shares purchased by the

Underwriters hereunder. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from
               -------
any person who was not guilty of such fraudulent misrepresentation. For purposes of this Section 7, each person, if any, who controls the Company within the
        -------
meaning of the Act, each officer of the Company who has signed the Registration Statement, and each director of the Company shall have the same rights to contribution as the Company, subject in each case to this subparagraph (d). Any party entitled to contribution will, promptly after receipt of notice of commencement of any action, suit, inquiry, investigation or proceeding against such party in respect to which a claim for contribution may be made against another party or parties under this subparagraph (d), notify such party or parties from whom contribution may be sought, but the omission to so notify such party or parties shall not relieve the party or parties from whom contribution may be sought from any obligation it or they may have hereunder or otherwise than under this subparagraph (d), or to the extent that such party or parties were not adversely affected by such omission. The contribution agreement set forth above shall be in addition to any liabilities which any indemnifying party may have at common law or otherwise.

     8.   Representations and Agreements to Survive Delivery.  All
          --------------------------------------------------
representations, warranties and agreements contained in this Agreement or contained in certificates of officers of the Company submitted pursuant hereto, shall be deemed to be representations, warranties and agreements as of the Closing Date and as of the Option Closing Date, as the case may be, and such representations, warranties and agreements of the Company and the indemnity agreements contained in Section 7 hereof, shall remain operative and in full
                        -------
force and effect regardless of any investigation made by or on behalf of any Underwriter, the Company, or any controlling person of any Underwriter, or the Company, and shall survive the termination of this Agreement or the issuance, sale and delivery of the Securities to the Underwriters and the Representatives, as the case may be.

     9.   Effective Date.
          --------------

          (a) This Agreement shall become effective at 10:00 a.m., New York City time, on the next full business day following the date hereof, or at such earlier time after the Effective Date as the Representatives, in their discretion, shall release the Shares for sale to the public; provided, however,
                                                             --------  -------
that the provisions of Sections 5, 7 and 10 of this Agreement shall at all times
                       --------
be effective.  For purposes of this Section 9, the Shares to be purchased
                                    -------
hereunder shall be deemed to have been so released upon the earlier of dispatch by the Representatives of telegrams to securities dealers releasing such Shares for offering or the release by the Representatives for publication of the first newspaper advertisement which is subsequently published relating to the Shares.

     10.  Termination.
          -----------

          (a) Subject to subsection (b) of this Section 10, the Representatives
                                                -------
shall have the right to terminate this Agreement, after the date hereof, (i) if any domestic or international event or act or occurrence has materially disrupted, or in the Representatives' opinion will in the immediate future materially adversely disrupt, the financial markets; or (ii) if any material adverse change in the financial markets shall have occurred; or (iii) if trading generally shall have been suspended or materially limited on or by, as the case may be, any of the New York Stock Exchange, the NASD, the Commission or any other government authority having jurisdiction; or (iv) if trading of any of the securities of the Company shall have been suspended on, or any of the securities of the Company shall have been delisted from, any exchange or any over-the-counter market; or (v) if the United States shall have become involved in a war or major hostilities, or if there shall have been an escalation in an existing war or major hostilities or a national emergency shall have been declared in the United States; or (vi) if a banking moratorium has been declared by a state or federal authority; or (vii) if a moratorium in foreign exchange trading has been declared; or (viii) if the Company shall have sustained a loss material or substantial to the Company by fire, flood, accident, hurricane, earthquake, theft, sabotage or other calamity or malicious act which, whether or not such loss shall have been insured, will, in the Representatives' opinion, make it inadvisable to proceed with the delivery of the Shares; or (ix) if there shall have occurred any outbreak or escalation of hostilities or any calamity or crisis or there shall have been such a material adverse change in the conditions or prospects of the Company or such material adverse change in the general market, or the political or economic conditions, in the United States or elsewhere as in the Representatives' judgment would make it inadvisable to proceed with the offering, sale and/or delivery of the Shares or (x) if W. Vickery Stoughton or Thomas H. Grove shall no longer serve the Company in his present executive officer position.

          (b) If this Agreement is terminated by the Representatives in accordance with the provisions of Section 10(a) hereof, the Company shall
                                  -------
promptly reimburse and indemnify the Representatives for all of their actual out-of-pocket expenses, including the fees and disbursements of counsel for the Underwriters (less amounts previously paid pursuant to Section 5(c) above), so
                                                       -------
long as such reimbursable amount does not exceed sixty thousand dollars ($60,000). Notwithstanding any contrary provision contained in this Agreement, if this Agreement shall not be carried out within the time specified herein, or any extension thereof granted by the Representatives, by reason of any failure on the part of the Company to perform any undertaking or satisfy any condition of this Agreement by it to be performed or satisfied (including, without limitation, pursuant to Section 6 or Section 12), then the Company shall
                        -------      -------
promptly reimburse and indemnify the Representatives for all of their actual out-of-pocket expenses, including the fees and disbursements of counsel for the Underwriters (less amounts previously paid pursuant to Section 5(c) above).
                                                       -------
Notwithstanding any contrary provision contained in this Agreement, any election hereunder or any termination of this Agreement (including, without limitation, pursuant to Sections 6, 10, 11 and 12 hereof), and whether or not this Agreement
            --------
is otherwise carried out, the provisions of Section 5 and Section 7 shall not be
                                            -------       -------
in any way affected by such election or termination or failure to carry out the terms of this Agreement or any part hereof.

     11.  Substitution of the Underwriters.  If one or more of the Underwriters
          --------------------------------
shall fail (otherwise than for a reason sufficient to justify the termination of this Agreement under the provisions of Section 6, Section 10 or Section 12
                                       -------    -------       -------
hereof) to purchase the Shares which it or they are obligated to purchase on such date under this Agreement (the "Defaulted Shares"), the Representatives shall have the right, within 24 hours thereafter, to make arrangement for one
(1)
or more of the non-defaulting Underwriters, or any other underwriter, to purchase all, but not less than all, of the Defaulted Shares in such amounts as may be agreed upon and upon the terms herein set forth. If, however, the Representatives shall not have completed such arrangements within such 24-hour period, then:

          (a) if the number of Defaulted Shares does not exceed 10% of the total number of Firm Shares to be purchased on such date, the non-defaulting Underwriters shall be obligated to purchase the full amount thereof in the proportions that their respective underwriting obligations hereunder bear to the underwriting obligations of all non-defaulting Underwriters, or

          (b) if the number of Defaulted Shares exceeds 10% of the total number of Firm Shares, this Agreement shall terminate without liability on the part of any non-defaulting Underwriter.

     No action taken pursuant to this Section 11 shall relieve any defaulting
                                      -------
Underwriter from liability in respect of any default by such Underwriter pursuant to this Agreement.

     In the event of any such default which does not result in a termination of this Agreement, the Representatives shall have the right to postpone the Closing Date for a period not exceeding seven (7) days in order to effect any required changes in the Registration Statement or Prospectus or in any other documents or in any arrangements.

     12.  Default by the Company.  If the Company shall fail on the Closing Date
          ----------------------
or on any Option Closing Date, as applicable, to sell and deliver the number of Shares which it is obligated to sell hereunder on such date, then this Agreement shall terminate (or, if such default shall occur with respect to any Option Shares to be purchased on an Option Closing Date, the Underwriters may, at the Representatives' option, by notice from the Representatives to the Company, terminate the Underwriters' obligation to purchase Option Shares from the Company on such date) without any liability on the part of any non-defaulting party other than pursuant to Section 5, Section 7 and Section 10 hereof. No
                             -------    -------       -------
action taken pursuant to this Section 12 shall relieve the Company from
                              -------
liability, if any, in respect of such default, including under Section 10(b)
                                                               -------
hereof.

     13.  Notices.  All notices and communications hereunder, except as herein
          -------
otherwise specifically provided, shall be in writing and shall be deemed to have been duly given if mailed or transmitted by any standard form of telecommunication. Notices to the Underwriters shall be directed to the Representatives c/o Fahnestock & Co. Inc., 125 Broad Street, New York, New York 10004, Attention: Henry P. Williams, with a copy to Mintz, Levin, Cohn, Ferris, Glovsky and Popeo, P.C., One Financial Center, Boston, Massachusetts 02111,
Attention: Jonathan L. Kravetz, Esq. Notices to the Company shall be directed to the Company at 6100 Bristol Parkway, Culver City, California 90230,
Attention: W. Vickery Stoughton, Chairman and Chief Executive Officer, with a copy to Pepper Hamilton LLP, 3000 Two Logan Square, Philadelphia, Pennsylvania 19103, Attention: Barry M. Abelson, Esq.

     14.  Parties.  This Agreement shall inure solely to the benefit of and
          -------
shall be binding upon, the Underwriters, the Company, and the persons referred to in Section 7 hereof, and their respective successors, legal representatives
      -------
and assigns, and no other person shall have or be construed to have any legal or equitable right, remedy or claim under or in respect of or by virtue of this Agreement or any provisions herein contained. No purchaser of Shares from any Underwriter shall be deemed to be a successor by reason merely of such purchase.

     15.  Construction.  This Agreement shall be governed by and construed and
          ------------
enforced in accordance with the laws of the State of New York, without giving effect to choice of law or conflict of laws principles.

     16.  Counterparts.  This Agreement may be executed in any number of
          ------------
counterparts, each of which shall be deemed to be an original, and all of which taken together shall be deemed to be one and the same instrument.

     17.  Entire Agreement; Amendments.  This Agreement and the Representatives'
          ----------------------------
Warrant Agreement constitute the entire agreement of the parties hereto and supersede all prior written or oral agreements, understandings and negotiations with respect to the subject matter hereof. This Agreement may not be amended except in a writing, signed by the Representatives and the Company.

     If the foregoing correctly sets forth the understanding between the Underwriters and the Company, please so indicate in the space provided below for that purpose, whereupon this letter shall constitute a binding agreement among us.

                              Very truly yours,

                              CARESIDE, INC.

                              By: _____________________________________
                                  W. Vickery Stoughton
                                  Chairman and Chief Executive Officer

Confirmed and accepted as of
the date first above written.

FAHNESTOCK & CO. INC.
WEDBUSH MORGAN SECURITIES, INC.
SOUTHEAST RESEARCH PARTNERS, INC.

For themselves and as Representatives
of the several Underwriters named
in Schedule A hereto.
   ----------



By:  FAHNESTOCK & CO. INC.



By:________________________________________
   Name:
   Title:


As Attorney-in-Fact for each of the
Representatives

                                  SCHEDULE A



                                                     Number of Shares
                                                      to be Purchased
                                                     ----------------

Fahnestock & Co. Inc.
Wedbush Morgan Securities, Inc.
Southeast Research Partners, Inc.



  TOTAL:                                              2,800,000

                                   EXHIBIT A

                          [FORM OF LOCK-UP AGREEMENT]


                                    ____________, 199_

Fahnestock & Co. Inc.,
as Representative of the
 several Underwriters
125 Broad Street, 16th Floor
New York, NY  10004

Ladies and Gentlemen:

     The undersigned understands that Fahnestock & Co. Inc. ("Fahnestock"), as Representative of the several Underwriters, proposes to enter into an Underwriting Agreement (the "Underwriting Agreement") with Careside, Inc., a Delaware corporation (the "Company"), providing for the public offering (the "Public Offering") by the several Underwriters, including Fahnestock (the "Underwriters"), of shares of Common Stock, $.01 par value per share, of the Company (the "Common Stock").

     To induce the Underwriters that may participate in the Public Offering to continue their efforts in connection with the Public Offering, the undersigned hereby agrees that, without the prior written consent of Fahnestock on behalf of the Underwriters, it will not, during the period commencing on the date hereof and ending one (1) year after the date of the final prospectus relating to the Public Offering (the "Prospectus"), (i) offer, pledge, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase, lend, or otherwise transfer or dispose of, directly or indirectly, any shares of Common Stock or any securities convertible into or exercisable or exchangeable for Common Stock, or (ii) enter into any swap or other arrangement that transfers to another, in whole or in part, any of the economic consequences of ownership of the Common Stock, whether any such transaction described in clause (i) or (ii) above is to be settled by delivery of Common Stock or such other securities, in cash or otherwise. The foregoing sentence shall not apply to (A) the transfer of shares of Common Stock or other securities of the Company by the undersigned as a gift or gifts; and (B) the transfer of shares of Common Stock or other securities of the Company by the undersigned to its affiliates, as such term is defined in Rule 405 under the Securities Act of 1933, as amended; provided, that, in the
                                                       --------  ----
case of clause (A) or (B) above, the recipient(s), donee(s) or transferee(s), respectively, agrees in writing as a condition precedent to such issuance, gift or transfer to be bound by the terms of this agreement. In addition, the undersigned agrees that, without the prior written consent of Fahnestock on behalf of the Underwriters, it will not, during the period commencing on the date hereof and ending one (1) year after the date of the Prospectus, make any demand for or exercise any right with respect to, the registration of any shares of Common Stock or any security convertible into or exercisable or exchangeable for Common Stock.

     Whether or not the Public Offering actually occurs depends on a number of factors, including market conditions. Any Public Offering will only be made pursuant to an Underwriting Agreement, the terms of which are subject to agreement between the Company and the Underwriters.


                                    Very truly yours,


                                    ------------------------


                                    ------------------------
                                    Print Name


                                    ________________________
                                    (Address)

                                   EXHIBIT B

                      [Letterhead of Pepper Hamilton LLP]



                              _____________, 1999



Fahnestock & Co., Inc.
Wedbush Morgan Securities, Inc.
Southeast Research Partners, Inc.
  as Representatives of the Several Underwriters
  listed in Schedule A attached hereto
c/o Fahnestock & Co., Inc.
125 Broad Street
New York, New York  10004

          Re:  Careside, Inc.

Ladies and Gentlemen:

          We have acted as outside corporate counsel to Careside, Inc., a Delaware corporation (the "Company"), representing the Company in connection with the execution and delivery by the Company of the Underwriting Agreement dated __________, 1999 (the "Underwriting Agreement") by and among the Company and the several Underwriters listed on Schedule A attached hereto (the "Underwriters"), for whom you serve as representatives (the "Representatives"), and the preparation and filing by the Company with the United States Securities and Exchange Commission (the "Commission") pursuant to the Securities Act of 1933, as amended (the "Securities Act"), of the Company's registration statement on Form S-1 (No. 333-69207), as amended to date, relating to an offering (the "Offering") of [2,800,000] shares (the "Firm Shares") of the Company's common stock, $.01 par value per share (the "Common Stock"), and up to an additional [420,000] shares of Common Stock which may be purchased by the Underwriters solely to cover over-allotments (the "Option Shares"). We have also acted as outside corporate counsel to the Company in connection with the execution and delivery by the Company of that certain Warrant Agreement dated __________, 1999 (the "Representatives' Warrant Agreement") by and among the Company and the Representatives, for the purchase pursuant to a series of warrants (the "Representatives' Warrants") of an additional [280,000] shares of Common Stock in the aggregate (the "Warrant Shares"). This opinion is delivered to you pursuant to Section 6(d) of the Underwriting Agreement. Capitalized terms used herein but not otherwise defined have the meanings ascribed to them in the Underwriting Agreement.

Fahnestock & Co., Inc.
Wedbush Morgan Securities, Inc.
Southeast Research Partners, Inc., as Representatives of the Several Underwriters Listed on Schedule A
Page 2
_________, 1999


          In connection with this opinion, we have examined the Underwriting Agreement, the Representatives' Warrant Agreement, the Representatives' Warrants, the Registration Statement and originals, or copies reproduced or certified to our satisfaction, of such corporate records of the Company as we have deemed necessary to form the basis for the opinions hereinafter expressed. We have also made such examination of laws, of certificates of public officials, and of certificates of officers of the Company as we have deemed necessary to enable us to render this opinion. As to matters of fact relevant to the opinions herein expressed, we have assumed the accuracy and completeness of, and have relied upon, the representations and warranties of the Company contained in the Underwriting Agreement, the Representatives' Warrant Agreement and in such certificates of officers of the Company, and of certificates of public officials. Copies of all such certificates are attached to this letter. To the extent that our opinion is based on matters "to our knowledge" or otherwise "known to us", or words of similar import and for the purposes of ascertaining our belief as to any matters contained herein, our knowledge is based solely upon the actual knowledge of the current partners and associates of this firm who have performed substantive legal services for the Company.

          We have assumed (i) the due execution and delivery, pursuant to due authorization, of all documents, agreements and instruments referred to herein (including, without limitation, the Underwriting Agreement and the Representatives' Warrant Agreement) by the parties thereto other than the Company, and the enforceability of all such documents, agreements and instruments referred to herein against all parties thereto other than the Company, (ii) the genuineness of the signatures of, and the authority of, persons signing all documents, agreements and instruments referred to herein (including, without limitation, the Underwriting Agreement or the Representatives' Warrant Agreement or the Representatives' Warrants) on behalf of all parties other than the Company, (iii) the genuineness of all signatures and the authenticity and completeness of all records, certificates, instruments and documents submitted to us as originals, and (iv) the conformity to authentic originals of all records, certificates, instruments and documents submitted to us as certified, conformed, photostatic or facsimile copies thereof.

          This opinion is limited solely to matters governed by the laws of the State of New York, the General Business Corporation Law of the State of Delaware and the federal laws of the United States, without regard to conflict or choice of law principles. This letter does not address federal, state, or local statutes, laws, rules, regulations, or orders of any governmental authority, including the U.S. Food & Drug Administration, involving the regulation of medical devices and related products or services. Except with respect to certain matters involving trademarks as expressly set forth in paragraph (xvii) below, this letter does not address federal, state, or local statutes, laws, rules, regulations, or orders of any governmental authority, or any principles of common law, involving any intellectual property. In connection with the

Fahnestock & Co., Inc.
Wedbush Morgan Securities, Inc.
Southeast Research Partners, Inc., as Representatives of the Several Underwriters Listed on Schedule A
Page 3
_________, 1999


opinions set forth in paragraph (i) below, we have relied exclusively upon a copy of the Company's charter, as certified by the Secretary of State of Delaware, and certificates of good standing issued by various jurisdictions, copies of which are attached to this opinion.

          Based upon the foregoing assumptions, and subject to the qualifications set forth below, we are of the opinion that:

          (i) The Company has been duly incorporated and is validly existing as a corporation in good standing under the laws of the State of Delaware, is duly qualified to transact business and is in good standing as a foreign corporation in each jurisdiction in which its ownership or lease of property or the conduct of its business requires such qualification (except where the failure to so qualify, both singly or in the aggregate, would not have a Company Material Adverse Effect), and has all corporate power and authority necessary to own or hold its properties and conduct the business in which it is engaged;

          (ii) The Company has an authorized, issued and outstanding capitalization as set forth in the Prospectus, and all of the issued shares of capital stock of the Company have been duly and validly authorized and issued, conform to the description thereof contained in the Prospectus, are non-assessable and, to our knowledge, are fully paid; the [Firm Shares] [Option Shares] have been duly and validly authorized and issued by all necessary corporate action, conform to the description thereof contained in the Prospectus and, assuming payment therefor in accordance with the terms and conditions of the Underwriting Agreement, will be fully paid and non-assessable; the Representatives' Warrants have been duly and validly authorized and issued, and constitute valid and binding obligations of the Company; and, assuming payment of the exercise price in accordance with the terms and conditions of the Representatives' Warrants, the Warrant Shares will be fully paid and non-assessable;

          (iii) To our knowledge, except pursuant to the Underwriting Agreement or the Representatives' Warrants Agreement, or as otherwise described in the Prospectus, there are no outstanding options, warrants or other rights to purchase equity securities of the Company, or any securities convertible into or exchangeable for equity securities of the Company;

          (iv) Pursuant to that certain letter agreement between the Company and Spencer Trask dated December 8, 1998, Spencer Trask has agreed to waive its right to provide the Company with investment banking services in connection with the public offering contemplated by the Underwriting Agreement;

Fahnestock & Co., Inc.
Wedbush Morgan Securities, Inc.
Southeast Research Partners, Inc., as Representatives of the Several Underwriters Listed on Schedule A
Page 4
_________, 1999


          (v) None of the issued and outstanding shares of Common Stock or any of the [Firm Shares] [Option Shares] has been issued in violation of any preemptive or other rights to subscribe for or to purchase any shares of Common Stock pursuant to the Company's charter or by-laws or pursuant to any agreement or other instrument known to us;

          (vi) To our knowledge, there are no legal or governmental proceedings pending or threatened to which the Company is a party or of which any property or assets of the Company is the subject which are required to be disclosed in the Prospectus or which, if determined adversely to the Company, would have a Company Material Adverse Effect;

          (vii) The Registration Statement, which included a copy of the Prospectus, was declared effective under the Act on ___________, 1999, and no stop order suspending the effectiveness of the Registration Statement has been issued and, to our knowledge, no proceeding for that purpose is pending or threatened by the Commission;

          (viii) The Registration Statement and the Prospectus and any further amendments or supplements thereto made by the Company prior to the date hereof (other than the financial statements, including supporting schedules, and financial and statistical data as to which this opinion does not apply) comply as to form in all material respects with the requirements of the Act and the Regulations;

          (ix) The statements contained in the Registration Statement and Prospectus under the captions "[Transactions With Affiliates and Others]," "Management - Employment Agreements," "Management - Stock Option Plans," "Description of Capital Stock," and "Shares Eligible for Future Sale," insofar as they describe statutes, regulations, legal or governmental proceedings, contracts or other documents referred to therein, and the description of each of the development, manufacturing, supply or distribution contracts between the Company, on the one hand, and Fuji Photo Film Co., Ltd., UMM Electronics, Inc., SmithKline Beecham Clinical Laboratories, Inc., International Technidyne Corporation or Battelle Memorial Institute, on the other hand, contained in the Prospectus, are accurate and fairly summarize in all material respects the information called for with respect to such documents and matters and, insofar as such statements constitute matters of law or legal conclusions, have been reviewed by us and fairly present the information disclosed therein in all material respects;

          (x) To our knowledge, there are no contracts or other documents which are required to be described in the Prospectus or filed as exhibits to the Registration Statement by the Act or by the Regulations which have not been described or filed as exhibits to the Registration Statement;

Fahnestock & Co., Inc.
Wedbush Morgan Securities, Inc.
Southeast Research Partners, Inc., as Representatives of the Several Underwriters Listed on Schedule A
Page 5
_________, 1999

          (xi) Each of the Underwriting Agreement and the Representatives' Warrant Agreement has been duly authorized, executed and delivered by the Company and constitutes the legal, valid and binding obligation of the Company, enforceable in accordance with its terms; and the Representatives' Warrants constitute legal, valid and binding obligations of the Company to issue and sell, upon due and proper exercise thereof and payment therefor by the holder, all in accordance with the terms of the Representatives' Warrants, the number and type of securities covered thereby;

          (xii) The issue and sale of the [Firm Shares] [Option Shares] being delivered on the date hereof by the Company, the issue and sale of the Representatives' Warrants in accordance with the terms and conditions of the Representatives' Warrant Agreement, the issue and sale of the Warrant Shares in accordance with the terms and conditions of the Representatives' Warrants and the compliance by the Company with all of the provisions of each of the Underwriting Agreement, the Representatives' Warrant Agreement and the Representatives' Warrants will not conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, any material indenture, mortgage, deed of trust, loan agreement or other agreement or instrument known to us to which the Company is a party or by which the Company is bound or to which any of the property or assets of the Company is expressly subject, nor will such actions result in any violation of the provisions of the charter or by-laws of the Company, any statute, rule or regulation of any court or governmental agency or body having jurisdiction over the Company or any of its properties or assets which is known to us to be binding on the Company or any of its properties or assets, or any order, judgment or decree of any court or governmental agency or body having jurisdiction over the Company or any of its properties or assets which, by its terms, is expressly applicable to the Company or any of its properties or assets and which is known to us to be binding on the Company or any of its properties or assets; and, except for the registration of the [Firm Shares] [Option Shares] and the Warrant Shares under the Act, and such consents, approvals, authorizations, registrations or qualifications as may be required under the Exchange Act (all of which have been obtained or made, as the case may be) and applicable state securities laws in connection with the purchase and distribution of the [Firm Shares] [Option Shares] and the Warrant Shares, no consent, approval, authorization or order of, or filing or registration with, any such court or governmental agency or body is required for the execution, delivery and performance of the Underwriting Agreement, the Representatives' Warrant Agreement or the Representatives' Warrants by the Company and the consummation of the transactions contemplated thereby;

          (xiii) Upon the issuance and delivery, in accordance with the terms and conditions of the Underwriting Agreement and the Representatives' Warrant Agreement, of the Shares and the Representatives' Warrants, respectively, to be sold by the Company, the Underwriters and the Representatives, respectively, will acquire legal title to the Shares and the Representatives' Warrants, free

Fahnestock & Co., Inc.
Wedbush Morgan Securities, Inc.
Southeast Research Partners, Inc., as Representatives of the Several Underwriters Listed on Schedule A
Page 6
_________, 1999


and clear of any Lien other than Liens which may result from any act or omission on the part of the Underwriters or the Representatives or, in the case of the Representatives' Warrants, other than Liens imposed by the Act applicable to restricted securities;

          (xiv) To our knowledge, except as described in the Prospectus, there are no contracts, agreements or understandings between the Company and any person granting such person the right to require the Company to file a registration statement under the Securities Act with respect to any securities of the Company owned or to be owned by such person or to require the Company to include such securities in the securities registered pursuant to the Registration Statement or in any securities being registered pursuant to any other registration statement filed by the Company under the Securities Act. Based upon a review of the various registration rights agreements described in the Prospectus and the advice from Fahnestock set forth in the letter of intent between Fahnestock and the Company, countersigned by the Company on August 25, 1998, stating that "Fahnestock believes that to include any stockholders' shares in the Offering would materially and adversely affect the Offering", no holder of any securities issued by the Company has the right to register any such securities pursuant to the Registration Statement. With your permission, no prior notice of the filing of the Registration Statement was given to the holders of registration rights granted by the Company; however, since notice of the filing of the Registration Statement was subsequently given to each holder of such registration rights, and the holders of registration rights were afforded the opportunity to include securities in the Registration Statement, subject to the terms and conditions of their respective registration rights agreements, we do not believe that the

Fahnestock & Co., Inc.
Wedbush Morgan Securities, Inc.
Southeast Research Partners, Inc., as Representatives of the Several Underwriters Listed on Schedule A
Page 7
_________, 1999


failure to provide prior notice should give rise to liability to either the Company or the Underwriters in connection with the transactions contemplated by the Underwriting Agreement;


          (xv) We have been advised by Nasdaq that the Shares have been accepted for quotation on the Nasdaq National Market System;

          (xvi) The Company is not, nor will the Company become upon the application of the proceeds from the sale of the [Firm Shares] [Option Shares] as described in the Prospectus under the caption "Use of Proceeds," an "investment company" or a person controlled by an "investment company" within the meaning of the Investment Company Act of 1940, as amended; and

          (xvii) To our knowledge, except as described in the Prospectus, the Company owns or has the right to use, all trademarks, service marks, tradenames and service names currently used by it in the operation of its business, except to the extent that the failure to own or have the right to use any such trademarks, service marks, tradenames and service names currently used by it in the operation of its business would not have a Company Material Adverse Effect (the "Material Marks"); to our knowledge, except as described in the Prospectus, the Company is not required to pay royalties or fees to any other person or entity with respect to any of the Material Marks; we have not received any written notice that the use by the Company of the Material Marks infringes upon any intellectual property of any other person or entity; and, to our knowledge, there are no proceedings pending or threatened to which the Company is a party or of which any of the Material Marks is the subject which, if adversely determined, could have a material adverse effect on the ability of the Company to continue to use the Material Marks in connection with its business as described in the Prospectus

          The opinions expressed above are subject to the following additional qualifications:

          (a) no opinion is rendered as to matters not specifically referred to herein and under no circumstances are you to infer from anything stated or not stated herein any opinion with respect to which such reference is not made;

          (b) the enforceability of the Underwriting Agreement, the Representatives' Warrant Agreement and the Representatives' Warrants may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other laws of general application relating to or affecting enforcement of creditors' rights and the application of equitable principles in any action, legal or equitable; and
_____________
/2/    Include one of the foregoing two bracketed sentences depending upon situation.

Fahnestock & Co., Inc.
Wedbush Morgan Securities, Inc.
Southeast Research Partners, Inc., as Representatives of the Several Underwriters Listed on Schedule A
Page 8
_________, 1999


          (c) no opinion is given with respect to the validity of any indemnification or contribution provisions, or any other provisions which may be deemed in violation of public policy.

          In addition, we hereby advise you that we have participated in conferences with officers and other representatives of the Company, the Representatives, Underwriters' Counsel and the independent certified public accountants of the Company, at which such conferences the contents of the Registration Statement and Prospectus and related matters were discussed, and although we have not undertaken to determine independently, and we do not assume any responsibility for, the accuracy or completeness of the statements contained in the Registration Statement or the Prospectus (other than as set out in paragraph (ix) above), based upon those conferences and reviews and upon our assistance in the preparation of the Registration Statement and Prospectus, no facts have come to our attention which cause us to believe that, (i) at the time the Registration Statement became effective and at all times subsequent thereto up to and on the date hereof, the Registration Statement and any amendment or supplement thereto (other than the financial statements, including supporting schedules, and financial and statistical data as to which this statement does not apply) contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading, or (ii) as of the date hereof, or the date of the Prospectus, the Prospectus and any amendment or supplement thereto (except as aforesaid), contained any untrue statement of a material fact or omitted to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.

          This opinion is rendered only to the addressees set forth above (including the several Underwriters) and is solely for the benefit of such addressees and may not be quoted to or relied upon by any other person or entity without the express written consent of a partner of this firm. In addition, Underwriters' Counsel may rely upon this opinion in connection with the delivery of its opinion to the addressees in connection with the Underwriting Agreement.

                              Very truly yours,



                              Pepper Hamilton LLP

                                   EXHIBIT C
                                   ---------

                   [FORM OF OPINION OF COVINGTON & BURLING]

                                                         , 1999

FAHNESTOCK & CO. INC.
WEDBUSH MORGAN SECURITIES, INC.
SOUTHEAST RESEARCH PARTNERS, INC.
As Representatives of the Several
Underwriters listed on Schedule A hereto
c/o Fahnestock & Co. Inc.
125 Broad Street
New York, New York  10004

Ladies and Gentlemen:

     This letter is furnished to you pursuant to Section 6(d) of the Underwriting Agreement dated ___________, 1999 (the "Underwriting Agreement") between _____________________ and Careside, Inc. (the "Company") relating to a public offering and sale of __________ shares of the Company's common stock, par value $________ per share (the "Shares"). As used herein, the terms "Registration Statements" and "Prospectus" have the meanings assigned thereto in the Underwriting Agreement.

     We have acted as special counsel to the Company with respect to certain United States Food and Drug Administration ("FDA") regulatory matters. In our capacity as special FDA regulatory counsel to the Company, we have reviewed at your request those portions of the Registration Statements and the Prospectus set forth under the captions "Risk Factors - Government Regulation", "Risk Factors - Effect of Clinical Laboratory Improvement Amendments of 1988", and "Business - Government Regulation" (collectively, the "Regulatory Disclosure").

     In connection with rendering this opinion, we have examined originals, or copies identified as being true copies of originals, of the Registration Statements, the Prospectus, and pages _____ of the Underwriting Agreement. Our understanding of the scope and nature of the Company's business is based solely on the description of the Company's business set forth under the heading "Business" in the Prospectus.

     We have not made any independent review or investigations of factual or other matters, including the assets, business or affairs of the Company. We have assumed the authenticity, accuracy and completeness of the foregoing documents, on which we are relying, and have made no independent investigations thereof. Further, we state that we have not independently verified, do not take any responsibility for, and do not express any opinion as to: (i) any statements of fact, (ii) any statements concerning state or foreign law, (iii) any legal conclusions or any statements of belief attributed to the Company, or (iv) the compliance by the Company with applicable FDA or other legal requirements. This opinion is given in the context of the foregoing.

     Nothing herein shall be construed to cause us to be considered "experts" within the meaning of Section 11 of the Securities Act of 1933, as amended.

     Based solely on the inquiry described herein and subject to the limitations set forth above, we are of the opinion that the statements in the Regulatory Disclosure, insofar as such statements purport to describe or summarize applicable provisions of the Federal Food, Drug, and Cosmetic Act ("FDCA") and the regulations promulgated thereunder, are accurate and complete in all material respects and fairly present the information purported to be described therein, and based upon the description of the Company's business contained under the caption "Business" in the Registration Statements and Prospectus, such statements summarize the provisions of the FDCA that are material to the Company's business.

     Except as set forth above, we are not passing upon, and we assume no responsibility for, the accuracy or completeness of the Regulatory Disclosure. However, we inform you that, in the course of our representation of the Company on matters as to which we have been consulted from time to time in our capacity as special FDA counsel, no information has come to our attention that cause us to believe (i) that the Regulatory Disclosure of the Registration Statements, as of the date it was declared effective, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading or (ii) that the Regulatory Disclosure of the Prospectus, as of the date hereof, contains any untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading. We are not commenting on any portion of the Registration Statements or the Prospectus other than the Regulatory Disclosure.

     Based solely on the inquiry described herein and subject to the limitations set forth above, we are not aware of any lawsuit or regulatory proceeding, pending or threatened, brought by or before the FDA, in which the Company is or would be the defendant or respondent, except as described in the Prospectus.

     The opinion is rendered to you solely in your capacity as and solely in connection with the offer and sale by the Company of the Shares to the Underwriters pursuant to the Underwriting Agreement on the date hereof, and may not be relied upon by any other person or for any other purpose without our prior written consent. We assume no obligation to advise you of any facts or circumstances, or any changes in law, that may come to our attention subsequent to the date hereof.

                                           Sincerely yours,



                                           COVINGTON & BURLING

                                   EXHIBIT D
                                  ---------

                           [FORM OF PATENT OPINION]


                                                        ______________, 1999

FAHNESTOCK & CO. INC,
WEDBUSH MORGAN SECURITIES, INC.
SOUTHEAST RESEARCH PARTNERS, INC.
c/o Fahnestock & Co. Inc.
125 Broad Street
New York, New York 10004

        Re:  Public Offering of Careside, Inc.
             ---------------------------------

Ladies and Gentleman:

        We have acted as special counsel to Careside, Inc., a Delaware corporation (the "Company"), in connection with the review of specified sections of the Prospectus included in the Registration Statement filed December 18, 1998, together with any and all amendments thereof. This opinion is delivered to you at the request of the Company to enable the Company to comply with the requirements of the underwriting Agreement entered into between the Company and you as representatives of the several underwriters named in Schedule A thereto.

        For purpose of rendering the opinion set forth below, we have reviewed the following (collectively, the "Documents"):

        (i) the statements in the Prospectus dated ___________, 1999 under the captions "Risk Factors - Our Proprietary Technology is a Crucial Part of Our Business", "Business - Patents and Proprietary Rights" and "Experts";

       (ii) a search of the United States Patent and Trademark (the "PTO") records relevant to ownership of any and all patents and patent applications (including, without limitation, the patent applications listed on Schedule A annexed hereto and hereby incorporated by reference herein (collectively, the "Patent Applications");

      (iii) an intellectual property litigation search with respect to all Patent Applications listed on Schedule A;

       (iv) any and all records, documents, instruments and agreements in our possession or under our control relating to the Company.

        We have also examined such records, documents, instruments and agreements and inquired into such other matters, as we have deemed necessary or appropriate as a basis for the opinions set forth herein. Whenever our opinion herein is qualified by the phrase " to the best of our knowledge" or "to the best of our knowledge, after due inquiry," such language means that,

FAHNESTOCK & CO. INC.
WEDBUSH MORGAN SECURITIES, INC.
SOUTHEAST RESEARCH PARTNERS, INC
______________, 1999
Page 2

based upon (i) our inquiries of officers of the Company; (ii)our review of the Documents and (iii) our review of such other records, documents, instruments and agreements described in the first sentence of the paragraph, we believe that such opinions are factually correct.

        Please note that our opinion is limited to facts as they exist on the date hereof and does not take into account and change of circumstances, fact or law subsequent thereto.

        Based upon and subject to the foregoing, we are of the opinion that:

        1. To the best of our knowledge, after due inquiry, except as described in the Registration Statement, the Company owns and has the right to use, free and clear of all liens, encumbrances, pledges, security interests, defects or other restrictions or equities of any kind whatsoever, all the Patent Applications.

        2. To the best of our knowledge, after due inquiry, there is no claim or potential claim, action or potential action, pending or threatened, which affects or could affect the rights of the Company with respect to the Patent Applications.

        3. To the best of our knowledge, after due inquiry, as of the effective date of the Registration Statement, the statements in the Registration Statement under the headings, "Risk Factors- Our Proprietary technology is a Crucial Part of Our Business - We Do Note Have any Patents on Our Proprietary Technology" and Business - Patents and Proprietary Rights" as they pertain to the Patent Applications, were accurate in all material respects, fairly represented the information disclosed therein and did not omit to state any fact necessary to make the statements made therein complete and accurate.

        We call to your attention the fact the certain members of this firm are licensed to practice law in the State of California and registered to practice before the PTO and Registered Patent Attorneys. Accordingly, we express no opinion with respect to the laws, rules and regulations of any jurisdictions other than the State of California and the united State of America.

        The opinion expresses herein are for the sole benefit of, and may be relied upon only by, the several Underwriters named in Schedule A to the underwritings named in Schedule A to the Underwriting Agreement in connection with the Registration Statement. This letter is not to be used, circulated, quoted or otherwise referred for any other purpose.

                               Very truly yours,